UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement	☐	Definitive Additional Materials
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Correctional Properties Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ABOUT THE MEETING
ELECTION OF CLASS I TRUSTEES
GOVERNANCE AND RELATED MATTERS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
ADDITIONAL GOVERNANCE MATTERS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, TRUSTEES AND EXECUTIVE OFFICERS
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 - APPROVAL OF CORRECTIONAL PROPERTIES TRUST’S AMENDED AND RESTATED 2002 STOCK PLAN (FORMERLY THE 2002 STOCK OPTION PLAN)
PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS
APPENDIX A - AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
APPENDIX B - AMENDED AND RESTATED 2002 STOCK PLAN

CORRECTIONAL PROPERTIES TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2005

To our Shareholders:

          Our 2005 annual meeting of shareholders will be held on April 28, 2005, at 11:30 a.m. local time, at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida 33410. At the meeting, shareholders will consider and act on the following matters:

1. Election of three Class I trustees, each for a term of three years;

2. Approval of Correctional Properties Trust’s Amended and Restated 2002 Stock Plan (formerly the 2002 Stock Option Plan) to, among other things, permit the award of stock options and other equity-based awards, including share appreciation rights, restricted shares and deferred shares;

3. Ratification of the appointment of Ernst & Young LLP to be our independent registered public accounting firm for the 2005 fiscal year; and

4. Any other business that properly comes before the annual meeting or any postponement or adjournment of the meeting.

          Shareholders of record at the close of business on March 24, 2005 are entitled to notice of and to vote at the meeting and any postponement or adjournment of the meeting.

This is an important meeting. All shareholders are urged to attend the meeting. Whether or not you plan to attend, please mark, sign and date the enclosed proxy and return it promptly. A postage-paid return envelope is enclosed for that purpose. No postage is required if mailed in the United States. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held at a brokerage firm, you need to provide them with instructions on how to vote your shares.

By order of the Board of Trustees,

David J. Obernesser
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Palm Beach Gardens, Florida
March 31, 2005

CORRECTIONAL PROPERTIES TRUST
3300 PGA BOULEVARD, SUITE 750
PALM BEACH GARDENS, FLORIDA 33410
(561) 630-6336

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2005

          This proxy statement contains information relating to our 2005 annual meeting of shareholders to be held on Thursday, April 28, 2005, at 11:30 a.m. local time at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida 33410, or at any adjournments or postponements of the meeting. The approximate date that this proxy statement and the enclosed form of proxy are first being sent to shareholders is March 31, 2005.

ABOUT THE MEETING

What is the purpose of the annual meeting?

          At the annual meeting, shareholders will be asked:

•	to elect three Class I trustees, each for a term of three years,

•	to approve our Amended and Restated 2002 Stock Plan (formerly the 2002 Stock Option Plan) to, among other things, permit the award of stock options and other equity-based awards, including share appreciation rights, restricted shares and deferred shares,

•	to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2005, and

•	to consider and act upon such other business as may properly come before the meeting.

          In addition, our management will report on our performance during 2004 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

          Only shareholders of record at the close of business on the record date, March 24, 2005, are entitled to receive notice of the annual meeting and to vote the common shares held by them on that date at the meeting, or any postponement or adjournment of the meeting. On the record date, there were 10,992,750 common shares outstanding.

What are the voting rights of Correctional Properties’ shareholders?

          Correctional Properties’ shareholders will have one vote for each matter properly presented at the annual meeting for each common share owned on the record date. Therefore, if you owned 100 common shares at the close of business on March 24, 2005, you can cast 100 votes for each matter properly presented at the annual meeting.

Who can attend the meeting?

          All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

          The presence at the meeting, in person or by proxy, of the holders of a majority of all the common shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, 10,992,750 common shares were outstanding and entitled to vote and held by approximately 122 shareholders of record. Under Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum, but are not counted as votes cast “for” or “against” any matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the votes cast has been approved.

          If less than a majority of outstanding common shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

What Are “Broker Non-Votes”?

          “Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the shareholder and the firm does not have the authority to vote the shares at its discretion. Under the rules of the New York Stock Exchange, brokerage firms may have the authority to vote their customers’ shares on some routine matters for which they do not receive voting instructions, including the uncontested election of trustees. The rules of the New York Stock Exchange, however, expressly prohibit brokerage firms from voting their customers’ shares with respect to proposals to authorize the implementation or amendment of any equity compensation plan. Therefore, while brokerage firms may have the authority to vote all shares of our stock that they hold with respect to the proposal to elect the trustee nominees named in this proxy and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, even if they do not receive specific voting instructions from their customers, brokerage firms may not vote such shares to approve our Amended and Restated 2002 Stock Plan. In addition, if other matters are properly brought before the meeting and they are not considered routine under the applicable New York Stock Exchange rules, shares held by brokerage firms will not be voted on such non-routine matters by the brokerage firms unless they have received voting instructions and, accordingly, any such shares will be “broker non-votes” and will not be counted with respect to such matters.

Will my shares be voted if I do not provide my proxy?

          If your shares are held in the name of a brokerage firm, they may be voted by your brokerage firm (as described above) even if you do not give the brokerage firm specific voting instructions, except with regard to the proposal to approve our Amended and Restated 2002 Stock Plan for which no vote can be cast by your brokerage firm unless you provide them with specific voting instructions in a timely fashion. If you are a registered shareholder, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

How do I vote?

          You can vote in any of the following ways:

To vote by mail:

• Mark, sign and date your proxy card; and

• Return it in the enclosed envelope.

To vote in person if you are a registered stockholder:

• Attend our annual meeting;

• Bring valid photo identification; and

• Deliver your completed proxy card or ballot in person.

To vote in person if your shares are held through a brokerage firm in “street name:”

• Attend our annual meeting;

• Bring valid photo identification; and

• Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

To vote by telephone or electronically if your shares are held through a brokerage firm in “street name:”

• Please check the voting instruction card provided to you by your brokerage firm or contact your brokerage firm to determine whether you will be able to vote by telephone or electronically; and

• The deadline for voting by telephone or electronically is 11:59 p.m., EST on April 27, 2005.

          Prior to the annual meeting, we will select one or more Inspectors of Election. These Inspectors will determine the number of common shares represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

Can I change my vote after I return my proxy card?

          Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board’s recommendations?

          The enclosed proxy is solicited on behalf of the Board of Trustees. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Trustees. The recommendation of the Board of Trustees is set forth with the description of each item in this proxy statement. In summary, the Board of Trustees recommends a vote:

          (1) “for” the election of the three nominees for Class I trustees;

          (2) “for” the approval of Correctional Properties Trust’s Amended and Restated 2002 Stock Plan (formerly the 2002 Stock Option Plan); and

          (3) “for” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year.

          The Board of Trustees does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election and a substitute nominee is designated by the Board of Trustees, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

          Election of Class I Trustees. A plurality of the votes cast, either in person or by proxy, at the meeting by the holders of our common shares entitled to vote at the annual meeting is required for the election of the three Class I trustees. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more of the nominees for Class I trustees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for trustees.

          Approval of Amended and Restated 2002 Stock Plan (formerly the 2002 Stock Option Plan). The affirmative vote of a majority of the common shares present, either in person or by proxy, at the annual meeting is required to approve the Amended and Restated 2002 Stock Plan, provided that the total vote cast on the proposal represents over 50% of all shares entitled to vote on the proposal. The approval is required (i) in order to comply with specified exclusions from the limitations of Section 162(m) of the Internal Revenue Code and (ii) by the applicable rules of the New York Stock Exchange. For purposes of the vote on the Amended and Restated 2002 Stock Plan, abstentions and broker non-votes will have the same effect as votes against the proposal, unless the total vote cast on the proposal represents over 50% of all shares entitled to vote on the proposal, in which event broker non-votes will have no effect on the result of the vote.

          Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the common shares present, either in person or by proxy, at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year. A properly executed proxy marked “ABSTAIN” will not be voted, although it will treated as present and entitled to vote and counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the vote.

          Other Items. For any other item which may properly come before the annual meeting, the affirmative vote of a majority of the common shares present, either in person or by proxy, at the annual meeting is required for approval, unless otherwise required by law. A properly executed proxy marked “ABSTAIN” with respect to any of those matters will not be voted, although it will treated as present and entitled to vote and counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the vote.

Who pays for the preparation of the proxy statement?

          We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

          Our principal executive offices are located at 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410, and our telephone number is (561) 630-6336. A list of shareholders entitled to vote at the annual meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours beginning ten days prior to the date of the annual meeting, at our principal executive offices and at the meeting itself.

PROPOSAL 1

ELECTION OF CLASS I TRUSTEES

          Under the terms of our Declaration of Trust, our Board of Trustees is currently comprised of eight members consisting of three classes of trustees. Class I and Class II have three trustees each and Class III has two trustees. Each year, one class of trustees is elected to serve a three-year term. The current term of the Class I trustees terminates on the date of the annual meeting. The current term of the Class II trustees terminates on the date of our 2006 annual meeting of shareholders, and the current term of the Class III trustees terminates on the date of our 2007 annual meeting of shareholders.

          Unless instructed otherwise, the persons named on the accompanying proxy card will vote for the election of the Class I trustee nominees to the Board of Trustees, namely, Robert R. Veach, Jr., Richard R. Wackenhut and Kevin J. Foley, to serve for the ensuing three-year period and until their successors are duly elected and qualified at the 2008 annual meeting of shareholders. Messrs. Veach, Jr., Wackenhut and Foley, are presently Class I trustees who were elected in 2002, 2002, and 2005, respectively. Mr. Foley succeeded former Class I trustee William F. Murphy in March 2005.

          Clarence E. Anthony, Anthony P. Travisono and Donna Arduin currently serve as Class II trustees. Ms. Arduin succeeded former Class II trustee George R. Wackenhut in October 2004. Charles R. Jones and James D. Motta, currently serve as Class III trustees.

          Messrs. Veach, Jr., Wackenhut and Foley have consented to serve as Class I trustees on our Board of Trustees and the Board of Trustees has no reason to believe that they will not serve if elected. If any nominee for trustee is unable to serve or will not serve, which we have no reason to believe will be the case, the common shares represented by the enclosed proxy card will be voted for any replacement or substitute nominee as may be nominated by the Board of Trustees. With respect to each nominee trustee and trustee continuing in office, the following table sets forth the age, position presently held with us, the year in which the trustee’s current term will expire and the year the trustee first became a trustee.

			Year Term	Initial Election
Name and Class of Trustee	Age	Position With The Trust	Will Expire	To The Board

Class I Trustees (Nominees)
Robert R. Veach, Jr.(1)(2)(3)(4)(5)(6)	54	Chairman of the Board	2005	1998
Richard R. Wackenhut(5)	57	Vice-Chairman of the Board	2005	1998
Kevin J. Foley(1)(6)	57	Trustee	2005	2005
Class II Trustees
Clarence E. Anthony(1)(3)(4)	45	Trustee	2006	1998
Donna Arduin(1)(2)	41	Trustee	2006	2004
Anthony P. Travisono(1)(3)	79	Trustee	2006	1998
Class III Trustees
Charles R. Jones(5)	56	President, Chief Executive Officer,	2007	1998
		Assistant Secretary and Trustee
James D. Motta (1)(2)(3)(4)(6)	49	Trustee	2007	1998

(1)	Member of the independent committee.

(2)	Member of the audit committee.

(3)	Member of the compensation committee.

(4)	Member of the corporate governance and nominating committee.

(5)	Member of the executive committee.

(6)	Member of the investment committee.

Nominees For Class I Trustees

          The following information is provided with respect to the nominees for election as Class I trustees at the annual meeting, as of March 24, 2005.

          Mr. Robert R. Veach, Jr., has been a trustee of ours since 1998, and was elected Chairman of our Board of Trustees in September 2002. Mr. Veach is an attorney in private practice in Dallas, Texas, specializing in corporate law and structured finance. Prior to opening his own practice, from 1987 to 1997, Mr. Veach was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell, a professional corporation, and represented clients in financial transactions including mortgage and asset securitization, mortgage loan purchase and servicing, structured lease transactions and collateralized debt offerings. From 1983 to 1987, Mr. Veach was an officer of Rauscher Pierce Refsnes, Inc., responsible for its asset and mortgage-backed securities investment banking activities and was President of its securitization conduit. He has participated in over $15 billion in secured debt and real estate transactions. Previously, Mr. Veach was an officer of a national real estate finance firm where he was involved with administration of tax exempt mortgage revenue bond housing programs, origination of residential and commercial mortgage-backed pass-through securities, and participation in the pension and institutional real estate advisory group. From 1975 to 1980, Mr. Veach was a law clerk to a United States District Court and Court of Appeals Judge and an attorney with Locke Purnell. Mr. Veach received a J.D. from Southern Methodist University, and a B.S. in Accounting from Arizona State University.

          Mr. Richard R. Wackenhut has been Vice-Chairman of our Board of Trustees since 1998. Mr. Wackenhut was Chairman of The Wackenhut Corporation (TWC) from May 2002 to October 2003, a subsidiary of Group 4 Flack. Mr. Wackenhut was Vice Chairman, CEO and President of TWC from 2000 to 2002, and Chief Operating Officer of TWC from 1986 to 2000, and a former Director of several domestic subsidiaries. Prior to this tenure, he was Senior Vice President of Operations of TWC from 1983 to 1986 and was Manager of Physical Security of TWC from 1973 to 1974. In addition, Mr. Wackenhut has held various other positions at TWC including the following: Manager of Development at TWC Headquarters from 1974 to 1976; Area Manager of TWC, Columbia, SC from 1976 to 1977; District Manager, Columbia, SC from 1977 to 1979; Director, Physical Security Division at TWC Headquarters 1979 to 1980; Vice President of Operations of TWC from 1981 to 1982, and Senior Vice President, Domestic Operations from 1982 to 1983. Mr. Wackenhut is a former director of Wackenhut Corrections Corporation and a director of several domestic subsidiaries of TWC. He is the former Vice Chairman of Associated Industries of Florida and a former member of The Citadel Advisory Council, and presently serves on the Board of the Citadel’s School of Business Administration. He is a Partner in the RIMAR group of real estate investment companies. He is also a member of the American Society for Industrial Security, a member of the International Security Management Association, and a member of the International Association of Chiefs of Police. He received his B.A. Degree from The Citadel in 1969, and completed the Advanced Management Program of Harvard University School of Business Administration in 1987.

          Mr. Kevin J. Foley has been a trustee of ours since 2005, and is President of The Foley Company, a firm specializing in real estate development and investment in Florida and Texas since 1978. He had the privilege of serving in the Reagan/Bush and Bush/Quayle Presidential Administrations, and the Bush/Cheney campaigns. In addition, Mr. Foley has served on the boards of St. Mary’s Hospital Foundation; Children’s Hospital at St. Mary’s; Treasure Coast Regional Planning Council; Palm Beach County: Economic Council, Zoning Commission, Criminal Justice Commission; U.S. Congressional Awards Council; U.S. Service Academies Selection Committee, and others. Mr. Foley, a Marine Corps veteran of Vietnam, received a BS in Economics and Management from the University of Dayton. He joined the Wall Street investment banking firm of Kidder, Peabody & Co., Inc. in 1972, and subsequently did graduate work at Harvard University and Columbia University.

Trustees Continuing in Office

          The following information is provided with respect to the Class II and Class III trustees continuing in office, as of March 24, 2005.

Class II Trustees

          Mr. Clarence E. Anthony has been a trustee of ours since 1998, and recently joined PBS&J as senior vice president, director of government relations, and associate board member of the PBS&J Board of Directors. In this capacity, he will organize and direct the firm’s business development activities related to municipal and regional governmental agencies and will provide input and insight into the firm’s board of directors on related topics. Previously, as mayor of South Bay, Florida, he has been known as a creative and thoughtful leader in his community. Mr. Anthony has been on the forefront of politics in Florida and the nation for the past 19 years culminating with very productive presidencies of the Florida League of Cities and the National League of Cities, respectively. As the National League of Cities’ President, Mayor Anthony served as the chief spokesperson of the oldest and largest organization of municipal officials in the United States, representing more than 1,600 cities and towns, as well as 49 state municipal leagues that are members of NLC. Prior to joining PBS&J, Mr. Anthony was president of his own consulting firm. As president, Mr. Anthony’s responsibilities included performing all duties related to the marketing and management of a small, minority-owned corporation. Services provided included intergovernmental coordination, community outreach, environmental justice, and facilitator. He was a consultant to minority/women-owned businesses along with state and local governmental coordination and representation. Mr. Anthony also served as a director of client management services for another engineering firm prior to joining PBS&J. His duties included developing tactical action plans for client procurement; preparing marketing strategies for all municipal clients; coordinating political and community participation activities for the southeast regions; preparing minority/women-business programs; and serving as federal, state, and local government liaison on governmental issues.

          Mr. Anthony P. Travisono has been a trustee of ours since 1998, and was on the graduate extension faculty at Salve Regina University in Rhode Island from 1995 to his recent retirement. He has served as an international consultant on correctional issues. From 1974 to 1991, Mr. Travisono was Executive Director of the American Correctional Association. His career in the correctional field extends over 50 years, during which Mr. Travisono has been Director, Rhode Island Department of Corrections; Director, Rhode Island Department of Social Welfare; Superintendent, Iowa Training School for Boys; and Superintendent, Rhode Island Training School for Boys. He serves on the Advisory Committee for Women at the Rhode Island Department of Corrections, and on the Advisory Committee for the Rhode Island Salvation Army Rehabilitation Center, and he served as President of New Time, a halfway house for male felons. Mr. Travisono is a 1950 graduate of Brown University, and received a Master’s Degree in Social Work from Boston University in 1953. Mr. Travisono served as a director of Wackenhut Corrections from April 1994 to February 1998.

          Ms. Donna Arduin has been a trustee of ours since 2004, and is currently a partner with Arduin, Laffer & Moore Econometrics. She served as California Governor Arnold Schwarzenegger’s Director of Finance from November 2003 until October 2004, where she was the Governor’s chief fiscal advisor and was a member of over 70 boards and authorities. Prior to her appointment as Director, Governor Schwarzenegger requested Ms. Arduin to undertake an outside, independent audit of California government and state finances. Prior to working for Governor Schwarzenegger, Ms. Arduin served governors from three additional states, including Florida, New York, and Michigan. Ms. Arduin was Florida Governor Jeb Bush’s Director of the Florida Office of Policy and Budget for five years, where she managed the formulation of the governor’s policy and fiscal recommendations, created the nation’s first interactive “e-budget,” and implemented performance-based budgeting and long-range planning. Additionally, Ms. Arduin served New York Governor George Pataki throughout his first term as First Deputy Budget Director and led his successful efforts to reduce and simplify property taxes in New York and reduce the size of state government. Ms. Arduin also served Michigan Governor John Engler for three years during his first term, as Chief Deputy Director of the Michigan Department of Management and Budget, as well as the executive director of his reinventing government commission and his appointee to the Michigan Municipal Bond Board of Trustees. Ms. Arduin has extensive experience in bringing government spending under control through long-term policy planning and fiscally conservative budgeting. Her Governors have consistently received high marks on the Cato Institute’s fiscal report cards during her tenure with their administrations. A graduate of Duke University, Ms. Arduin graduated magna cum laude with honors in economics and public policy. She worked as an analyst in New York and Tokyo in the private financial markets for Morgan Stanley and Long-Term Credit Bank of Japan.

Class III Trustees

          Mr. Charles R. Jones has served as our President and Chief Executive Officer and as one of our trustees since 1998. Mr. Jones previously served as Senior Vice President, Business Development of Wackenhut Corrections from 1996 to 1998, where he was responsible for business development and marketing, including legislative initiatives, proposal development, facility acquisition strategies, and contract negotiations. Previously, Mr. Jones was a senior investment banker, specializing in structured finance with Rauscher, Pierce, Refsnes, Inc. from 1991 to 1996 and with Drexel Burnham & Lambert, Inc. from 1985 to 1991. Mr. Jones practiced with Peat, Marwick, Mitchell & Co., as a certified public accountant in Denver, Colorado, specializing in the taxation of commercial real estate and financial institutions. Mr. Jones received a B.B.A. in Accounting from the University of Colorado.

          Mr. James D. Motta, a trustee of ours since 1998, is the President of Motta Group, a community development and consulting company located in Fort Lauderdale, Florida. Prior to establishing his company he served as President and Chief Executive Officer of the St. Joe/ARVIDA Company, a master plan community development company with a 45-year history of creating master-planned communities nationwide. With more than 25 years of experience in real estate development, Mr. Motta was responsible for the operations of Arvida’s activities in Florida, Georgia and North Carolina. His other positions with Arvida have included President of Community Development and Executive Vice President and Chief Operating Officer. He is an active member of the Urban Land Institute and serves on its Recreation Development Council. Mr. Motta is on the Board of Directors of Gables Residential Trust and a founding member of Education Partners, Inc., a company that strives to bring world-class educational experience to public and private school systems. Mr. Motta is a graduate of the University of Florida and a licensed general contractor and licensed real estate broker in the State of Florida.

Executive Officers

          The following information is provided with respect to our executive officers, as of March 24, 2005.

          Mr. Charles R. Jones, 56, has served as our President, Chief Executive Officer and Assistant Secretary as well as a Class III trustee since 1998. See “—Trustees Continuing in Office—Class III Trustees” for more information concerning Mr. Jones.

          Mr. David J. Obernesser, 39, has served as our Vice President, Secretary and Chief Accounting Officer since 2001. Effective January 2002, Mr. Obernesser also became our Chief Financial Officer and Treasurer. On March 1, 2005, Mr. Obernesser was appointed Senior Vice President. Prior to joining us, Mr. Obernesser served from 1998 to 2001 as Controller of Global Technovations, Inc., where he was responsible for financial reporting and SEC compliance. Previously, Mr. Obernesser was the Controller for Ocwen Asset Investment Corp. in 1998, and Assistant Controller for Beacon Properties Corporation from 1994 to 1998. Mr. Obernesser also practiced for three years with Blum, Shapiro & Company, a public accounting firm. Mr. Obernesser received a B.S. in Business Administration from Bryant College in Smithfield, Rhode Island in 1988.

          Our executive officers are elected annually and serve at the discretion of our Board of Trustees, subject to employment agreements with each of the officers.

Vote Required And Board Recommendation

          The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting by the holders of the common shares entitled to vote at the annual meeting is required for the election of each of Messrs. Veach, Jr., Wackenhut and Foley, the three nominees as Class I trustees. There are no cumulative voting rights with respect to the election of trustees.

The Board of Trustees unanimously recommends a vote for the election of each of the above nominees as a Class I trustee.

GOVERNANCE AND RELATED MATTERS

          Our business, property and affairs are managed under the direction of our Board of Trustees, except with respect to those matters reserved for our shareholders. Our Board of Trustees establishes our overall corporate policies, reviews the performance of our management in executing our business strategy and managing our day-to-day operations and acts as an advisor to our management. Our Board’s mission is to further the long-term interests of our shareholders. Members of the Board of Trustees are kept informed of our business through discussions with our management, primarily at meetings of the Board of Trustees and its committees, and through reports and analyses presented to them. Significant communications between our trustees and management may occur apart from these meetings. Our independent trustees meet periodically in executive session. Our trustees meet periodically in executive session without management.

How Often Did The Board Of Trustees Meet In 2004?

          The Board of Trustees held seven meetings during the 2004 fiscal year. All trustees attended at least 75% of these meetings and at least 75% of the meetings of each of the committees on which they served.

What Committees Has The Board Established?

          Our Board of Trustees has established the committees described below. The Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix A. The charters for our Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee, as well as our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are available on our website at www.CorrectionalPropertiesTrust.com under the Corporate Governance section. A copy of any of these charters and our Corporate Governance Guidelines and our Code of Business Conduct and Ethics may be obtained for no cost upon request from our Corporate Secretary. Our internet website and the information contained in it are not incorporated into this proxy statement.

Independent Committee

          We have an Independent Committee, which consists solely of all of the independent trustees, as defined in our Charter and Bylaws. The members of the Independent Committee during the 2004 fiscal year were James D. Motta (Chairman), Clarence E. Anthony, Anthony P. Travisono, Robert R. Veach, Jr., William M. Murphy (who has since been replaced by Kevin J. Foley) and Donna Arduin. The current members of the Independent Committee are Messrs. Motta (Chairman), Anthony, Travisono, Veach and Foley and Ms. Arduin. The selection of operators for our properties must be approved by the Independent Committee as must be the entering into or consummation of any agreement or transaction with The Wackenhut Corporation or The Geo Group, Inc., formerly known as Wackenhut Corrections Corporation, or their respective affiliates. The Independent Committee did not meet during 2004.

Corporate Governance and Nominating Committee

          We have a Corporate Governance and Nominating Committee, which consists of three independent trustees. The members of the Corporate Governance and Nominating Committee during the 2004 fiscal year were Robert R. Veach, Jr. (Chairman), Clarence E. Anthony, and William M. Murphy (who has since been replaced by James D. Motta). The current members of the Corporate Governance and Nominating Committee are Messrs. Veach (Chairman), Anthony and Motta. The purpose of this committee is to set forth the basic corporate governance policies and guidelines adopted by this committee and by the Board for us, to define the basic responsibilities and qualifications of individuals nominated and elected to serve as trustees on the Board, to identify and nominate individuals qualified to become trustees in accordance with such policies and guidelines and to oversee our corporate governance as well as the selection and composition of committees of the Board. The Corporate Governance and Nominating Committee charter is available on our website.

          This committee will consider nominees recommended by shareholders. In order to make a nomination, subject to a limited exception, our bylaws provide that shareholders must give written notice to our Secretary not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year’s annual meeting. The notice should be sent to our principal executive offices located at 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410. The notice must set forth all information relating to the nominee or nominees that is required to be disclosed in solicitations for proxies under Regulation 14A of the Securities Exchange Act of 1934, as amended, and must state the name and address of the shareholder and the number of common shares owned by the shareholder beneficially and of record. The Corporate Governance and Nominating Committee met three times during 2004.

Audit Committee

          We have an Audit Committee whose members during the 2004 fiscal year were William M. Murphy (Chairman), Robert R. Veach, Jr., James D. Motta and Donna Arduin. The Audit Committee operates under a written charter adopted by our Board of Trustees, which was recently amended and restated and is attached to this proxy statement as Appendix A. The Audit Committee is responsible for the appointment, compensation and dismissal of our independent registered public accounting firm. The Audit Committee reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves allowable non-audit professional services provided by the independent registered public accounting firm and reviews our significant accounting policies and the adequacy of our internal accounting controls. The Audit Committee met nine times during 2004. The Audit Committee charter is available on our website.

          The Audit Committee is currently comprised of three non-employee members of the Board of Trustees, Messrs. Veach (Chairman) and Motta, and Ms. Arduin. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with us that might affect their independence from the Trust, the Board of Trustees has determined that (1) all current committee members are “independent” as that concept is defined in Section 10A of the Securities Exchange Act of 1934, (2) all current committee members are “independent” as that concept is defined in the applicable rules of the New York Stock Exchange, (3) all current committee members are financially literate, and (4) Robert R. Veach, Jr. qualifies as an audit committee financial expert under the applicable rules promulgated under the Securities Exchange Act of 1934. In making the determination as to Mr. Veach’s status as an audit committee financial expert, the Board determined he has accounting and related financial management expertise within the meaning of the aforementioned rules as well as the listing standards of the New York Stock Exchange.

          Please refer to the Audit Committee Report, which is set forth on page 13, for a further description of our audit committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2004.

Compensation Committee

          We have a Compensation Committee, whose members during the 2004 fiscal year were and currently are Clarence E. Anthony (Chairman), Anthony P. Travisono, James D. Motta, and Robert R. Veach, Jr. The purpose of this committee is to set forth the basic corporate compensation policies and guidelines adopted by the Compensation Committee for us and to define the goals and objectives intended to be achieved through compensation incentives and rewards. The compensation of our Chief Executive Officer and our Chief Financial Officer, subject to their employment agreements, is ultimately determined by the Compensation Committee or by the Compensation Committee together with the other independent Trustees on the Board. The compensation of our senior management is ultimately determined by the Board based upon the advice and recommendations of the Compensation Committee. The Compensation Committee met five times during 2004. The Compensation Committee charter is available on our website.

          Please refer to the Compensation Committee Report, which is set forth on page 14, for a further description of our compensation committee’s responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to our executive officers for 2004.

Executive Committee

          In addition to the committees described above, our board has established an Executive Committee, whose members in 2004 were and currently are Robert R. Veach, Jr. (Chairman), Richard R. Wackenhut and Charles R.

Jones. The committee did not meet in 2004. The Executive Committee may exercise all the authority of the full board and take any action that could be taken by the board except those powers and duties that may not be delegated.

Investment Committee

          We have an Investment Committee whose members during the 2004 fiscal year were James D. Motta (Chairman), Robert R. Veach, Jr. and William M. Murphy (who has since been replaced by Kevin J. Foley). The current members of the Investment Committee are Messrs. Motta (Chairman), Veach and Foley. The Investment Committee, which met one time in 2004, reviews management acquisition and investment strategies and proposed terms of prospective transactions.

AUDIT COMMITTEE REPORT

          The Audit Committee of our Board of Trustees is currently composed of three independent trustees, and operates under a written charter, as amended and restated as of March 1, 2005, which has been adopted by the Board of Trustees. A copy of the charter is attached to this proxy statement as Appendix A. The Audit Committee held nine meetings during the last fiscal year. The Audit Committee meets separately with our Chief Executive Officer, our Chief Financial Officer and our independent registered public accounting firm, Ernst & Young LLP, at selected meetings. The Audit Committee oversees our internal audit function and has outsourced our internal auditing to an independent public accounting firm. The Audit Committee is also responsible for the selection of our independent registered public accounting firm, which selection is being submitted to the shareholders for ratification although shareholder ratification is not required by our Bylaws.

          Management has primary responsibility for our consolidated financial statements and the financial reporting process, including internal control over financial reporting and for its assessment of effectiveness of internal control over financial reporting. Ernst & Young is responsible for performing independent audits of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these audits.

          In this context, the Audit Committee has met and held discussions with management and Ernst & Young. Management represented to the Audit Committee that our consolidated financial statements for the fiscal year ended December 31, 2004 were prepared in accordance with generally accepted accounting principles and that our internal control over financial reporting as of December 31, 2004 was effective. The Audit Committee has reviewed and discussed the audited consolidated financial statement for 2004 and internal control over financial reporting as of December 31, 2004 with management and Ernst & Young. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated under that Act, the Audit Committee discussed with Ernst & Young the matters required to be discussed by the Statement on Auditing Standards No. 61 concerning communication with Audit Committees.

          In addition, Ernst & Young provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 concerning independence discussions with audit committees, and the Audit Committee discussed with Ernst & Young its independence from management and us.

          Based on the Audit Committee’s review and discussions of the matters referred to above, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements for 2004 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission, and selected Ernst & Young as our independent registered public accounting firm for 2005.

Submitted by the Audit Committee of the Board of Trustees.

Members of The Audit Committee

Robert R. Veach, Jr., Chairman
James D. Motta
Donna Arduin

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

          The Compensation Committee of our Board of Trustees seeks to provide, through its administration of our compensation program, salaries and benefits that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary, annual incentive bonuses and equity-based compensation.

What is our policy regarding executive officer compensation?

          Our executive compensation policy is designed to enable us to attract, motivate and retain highly qualified executive officers. The key components of our compensation program are

•	base salary;

•	annual incentive bonus awards; and

•	equity participation in the form of stock options and restricted shares or other equity-based awards under our equity incentive plans.

          In arriving at specific levels of compensation for executive officers, the committee has relied on

•	the recommendations of management;

•	benchmarks provided by generally available compensation surveys; and

•	the experience of committee members and their knowledge of compensation paid by other real estate investment trusts.

          The committee also seeks to ensure that an appropriate relationship exists between executive pay and corporate performance. Executive officers also are entitled to customary benefits generally available to all our employees, including group medical, dental and life insurance and our 401(k) plan. We have employment agreements with our executive officers to provide them with the employment security and severance deemed necessary by the committee to retain them.

What are the components of executive compensation?

          Base salary. In addition to complying with the executive compensation policy and to the requirements of applicable employment agreements, compensation for each of the executive officers for 2004 was based on the executive’s duties and responsibilities, our performance, both financial and otherwise, and the success of the executive in developing and executing our business, financing and strategic plans, as appropriate.

          Bonus. Executive officers received cash bonuses for 2004 equal to 50% of base salary based on the degree of our achievement of our financial and other objectives and the degree of achievement by each such officer of his individual objectives as approved by the committee.

          Stock options and Restricted Shares. Equity participation is a key component of our executive compensation program. We are permitted to grant stock options under our equity incentive plans including the 2002 Stock Option Plan. However, under Proposal 2, we are seeking shareholder approval at the annual meeting of our Amended and Restated 2002 Stock Plan to allow us to grant other equity-based awards such as stock appreciation rights, restricted and unrestricted shares, deferred shares and other share-based awards. Options and restricted shares are designed to retain executive officers and motivate them to enhance shareholder value by aligning their financial interests with those of our shareholders. Stock options and restricted shares are intended to provide an effective incentive for management to create shareholder value over the long term since the option value depends on appreciation in the price of our common stock over a number of years.

          The Board of Trustees had approved and adopted a Senior Executive Retirement Plan. The only eligible participant in the plan was Charles R. Jones, our chief executive officer. On December 31, 2003, we terminated the Senior Executive Retirement Plan and entered into a Deferred Share Long-Term Loyalty Bonus Agreement with Mr. Jones. Under the Deferred Share Long-Term Loyalty Bonus Agreement, Mr. Jones was granted 7,500 deferred shares on December 31, 2003, and will be granted an additional 500 deferred shares on December 31 of each year beginning in 2005 and ending in 2009 for a total of 10,000 deferred shares. The Chief Executive Officer will become vested in all of the deferred shares granted to him as of the earliest to occur of (i) April 30, 2009, provided he is still an employed by us on that date or (ii) any date on or after April 30, 2007 on which his employment with us is terminated for any reason other than his resignation or by us for cause. Any deferred shares that have not vested to him at the time his employment with us is terminated shall be forfeited immediately upon such termination of employment.

How is our chief executive officer compensated?

          The compensation committee annually reviews and recommends to the board the compensation of Charles R. Jones, our chief executive officer, in accordance with the terms of his employment agreement, as well as any variations in his compensation the committee feels are warranted. Mr. Jones, as a member of the board, abstains from all decisions of the board with regard to his compensation. The compensation committee believes that in the highly competitive real estate investment trust industry in which we operate, it is important that Mr. Jones receive compensation consistent with compensation received by chief executive officers of our competitors. See “—Employment Agreements” for a description of the material terms and conditions of Mr. Jones’ employment agreement.

How are we addressing Internal Revenue Code limits on deductibility of compensation?

          Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers. Our 2002 Stock Option Plan does currently and our Amended and Restated 2002 Stock Plan is intended to meet the deductibility requirements of Section 162(m). The compensation committee will review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of our compensation programs in a manner designed to permit unlimited deductibility for federal income tax purposes. We are not currently subject to limitation of Section 162(m) because none of our executive officers received cash payments from us during 2004 in excess of $1 million.

Submitted by the Compensation Committee of the Board of Trustees.

Members of The Compensation Committee

Clarence E. Anthony, Chairman
Anthony P. Travisono
James D. Motta
Robert R. Veach, Jr.

ADDITIONAL GOVERNANCE MATTERS

Who Is the “Presiding Trustee”?

          In accordance with the New York Stock Exchange corporate governance rules, the Board of Trustees has designated a non-management trustee as Chairman of the Board or, alternatively, a “Presiding Trustee”. In 2002, our Board of Trustees appointed Mr. Veach to serve in that capacity until his successor is selected.

How does the Board select nominees for the Board?

          The Corporate Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. This committee also has the sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as trustees from time to time. A shareholder who wishes to recommend a prospective nominee for the Board should notify our Corporate Secretary or any member of the Corporate Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Corporate Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder under the provisions of our Bylaws relating to shareholder nominations as described in “Advance Notice for Shareholder Nominations and Proposals for New Business” below. The Corporate Governance and Nominating Committee does not solicit trustee nominations from shareholders.

          Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee then evaluates the prospective nominee against the standards and qualifications set out in our Corporate Governance Guidelines, including:

•	Skills, experience, diversity, age, and background.

•	Personal qualities and characteristics, accomplishments, and reputation in the business community.

•	Knowledge and contacts in the communities in which we conduct business and in our business sector or other sectors relevant to our business.

•	Ability and willingness to devote sufficient time to serve on the Board and committees of the Board.

•	Knowledge and expertise in various activities deemed appropriate by the Board, such as real estate, government, construction, marketing, technology, accounting, finance, and law.

•	Fit of the individual’s skills, experience, and personality with those of other trustees in maintaining an effective, collegial, and responsive Board.

          The committee also considers other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent trustees, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the committee determines whether to interview the prospective nominee, and if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

How does the Board determine which trustees are considered independent?

          The Board has adopted an amended charter of the Corporate Governance and Nominating Committee, which clearly delineates its standards for independence. The independence guidelines adopted by the Board satisfy the listing standards of the New York Stock Exchange. The charter as well as our Corporate Governance Guidelines which also discuss issues of independence can be found in the Corporate Governance section of our website (www.CorrectionalPropertiesTrust.com). A copy may also be obtained for no cost upon request from our Corporate Secretary.

     Under this charter, the committee periodically evaluates and reports to the Board on the independence of each member of the Board. The committee analyzes whether a trustee is independent by evaluating, among other factors, the following:

1.	Whether the member of the Board has any material relationship with us, either directly, or as a partner, shareholder or officer of an organization that has a relationship with us, such as a lessee, lending institution, investment banking firm, law firm, auditing firm, consulting firm or charity;

2.	Whether the member of the Board is a current employee of ours or was an employee of ours within three years preceding the date of determination;

3.	Whether the member of the Board is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of ours or any affiliate of ours, or (ii) any former internal or external auditor of ours or any affiliate of ours, which performed services for us within three years preceding the date of determination;

4.	Whether the member of the Board is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which an executive officer of ours serves or served on the compensation committee of another company that concurrently employs or employed the member as an executive officer;

5.	Whether the member of the Board has received, or has an immediate family member who has received, during any twelve month period within the last three years preceding the date of determination, more than $100,000 in direct compensation from us, other than fees or compensation for prior service as a member of the Board and any committee of the Board and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with Board or committee membership matters (provided such compensation is not contingent in any way on continued service);

6.	Whether an immediate family member of the member of the Board is a current executive officer of ours or was an executive officer of ours within three years preceding the date of determination;

7.	Whether an immediate family member of the member of the Board is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of ours or any affiliate of ours, or (ii) any former internal or external auditor of ours or any affiliate of ours which performed services for us within three years preceding the date of determination; and

8.	Whether an immediate family member of the member of the Board is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which an executive officer of ours serves or served on the compensation committee of another company that concurrently employs or employed the immediate family member of the member of the Board as an executive officer.

     The above list is not exhaustive and the committee considers all other factors (including New York Stock Exchange and Securities and Exchange Commission applicable rules and regulations) which could assist it in its determination that a trustee has no material relationship with us that could compromise that trustee’s independence.

     As a result of this review, the Board affirmatively determined that James D. Motta, Clarence E. Anthony, Anthony P. Travisono, Robert R. Veach, Jr. , Donna Arduin, and Kevin J. Foley are independent of us and our management under the standards set forth in the Corporate Governance and Nominating Committee Charter and our Corporate Governance Guidelines. Charles R. Jones is considered an inside trustee because of his employment as one of our senior executives. Richard R. Wackenhut is considered a non-independent outside trustee because of his previous relationships with The Geo Group and affiliates of The Geo Group with whom we do a substantial amount of our business. We provide additional information regarding our relationship with The Geo Group under “Certain Relationships and Related Transactions” below.

How do shareholders communicate with the Board?

     Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chairman of the Board of Trustees (or Presiding Trustee), our non-management trustees or the audit committee. These communications may be confidential or anonymous, and may be e-mailed, submitted in writing or reported by phone to addresses and a phone number that are published on our website at www.CorrectionalPropertiesTrust.com under “Investor Relations”. All of these concerns will be forwarded to the appropriate trustees for their review, and will be simultaneously reviewed and addressed by our Chief Financial Officer in the same way that other concerns are addressed by us. Our Code of Business Conduct and Ethics prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

Does Correctional Properties have a Code of Business Conduct and Ethics?

     We have adopted a Code of Business Conduct and Ethics, which is applicable to all of our trustees and employees, including our principal executive officer and our principal financial and accounting officer. This Code of Business Conduct and Ethics is available in the Corporate Governance section of our website (www.CorrectionalPropertiesTrust.com). We intend to post all amendments to and waivers from (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer or trustees) our Code of Business Conduct and Ethics.

Are trustees limited in how many other boards on which they may serve?

     Under our Corporate Governance Guidelines, trustees are not permitted to serve on the boards (including committees thereof) of more than three other public companies unless it is determined, based on the individual facts, that this other service will not interfere with the trustee’s service on the Board. Trustees should advise the Chairman of the Board and the Chairman of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on another public company board.

Does Correctional Properties have a formal policy regarding director attendance at annual shareholders meetings?

     Our Corporate Governance Guidelines reflect our belief that it is important for members of our Board of Trustees to attend annual meetings of shareholders and we encourage this attendance. To facilitate this, our Bylaws require that we hold an annual meeting of the Board of Trustees immediately after and at the same place as the annual meeting of shareholders. All of our trustees attended the 2004 annual meeting of shareholders.

EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 2004, 2003 and 2002, total compensation paid to, awarded to, or earned by, our Chief Executive Officer and our other executive officer who served in such capacities as of December 31, 2004. We collectively refer to these executive officers as our named executive officers.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
								Awards
						Restricted		Securities
				Other Annual		Stock		Underlying
Name and Principal				Compensation		Awards		Options /
Position	Year	Salary ($)	Bonus ($)	($)		($)		SARS (#)

Charles R. Jones	2004	$315,000	$157,500	—		$60,360	(1)	—
President and Chief	2003	$287,000	$132,100	$14,000	(2)	—	(7)	30,000	(3)
Executive Officer	2002	$267,000	$80,100	—		—		40,000	(4)

David J. Obernesser	2004	$120,000	$60,000	—		$15,090	(1)	—
Vice President and	2003	$107,500	$37,600	$9,275	(2)	—		10,000	(5)
Chief Financial Officer	2002	$100,000	$25,000	—		—		10,000	(6)

(1)	In 2004, Charles R. Jones was awarded 2,000 restricted shares and David J. Obernesser was awarded 500 restricted shares. The values of the restricted stock are based on $30.18 per share which was the closing price of our common stock on the January 22, 2004, the date of grant. The employee recipients of the restricted stock are entitled to receive dividends on all restricted stock whether vested or not. The restricted stock vests immediately as to one fourth of the total and vests one fourth on each of the first, second, and third anniversary of the grant date. Charles R. Jones had 1,500 unvested restricted shares at December 31, 2004 with a value of $43,320 and David J. Obernesser had 375 unvested restricted shares at December 31, 2004 with a value of $10,830. The value of the unvested restricted shares at December 31, 2004 is based on the closing price of our common stock on such date of $28.88 per share.

(2)	Represents a discretionary contribution by the Company to the named executive officer’s 401(k) plan account for the year ended December 31, 2003.

(3)	Represents options granted under our 2000 Stock Option Plan and 2002 Stock Option Plan to purchase up to 30,000 common shares at an exercise price of $20.93 per share, which vest in four equal annual installments beginning on January 23, 2003, subject to earlier vesting upon a change of control.

(4)	Represents options granted under our 1998 Employee Stock Option Plan and 2000 Stock Option Plan to purchase up to 40,000 common shares at an exercise price of $18.13 per share, which vest in four equal annual installments beginning on January 23, 2002, subject to earlier vesting upon a change of control.

(5)	Represents options granted under our 2002 Stock Option Plan to purchase up to 10,000 shares at an exercise price of $20.93 per share, which vest in four equal annual installments beginning on January 23, 2003, subject to earlier vesting upon a change of control.

(6)	Represents options granted under our 2000 Stock Option Plan to purchase up to 10,000 common shares at an exercise price of $18.13 per share, which vest in four annual equal installments beginning on January 23, 2002, subject to earlier vesting upon a change of control.

(7)	Please see “Long-Term Incentive Plan Awards” disclosure on page 23 regarding the granting of 7,500 deferred shares in 2003 to Charles R. Jones in connection with the termination of the Senior Executive Retirement Plan and the entering into of the Deferred Share Long-Term Loyalty Bonus Agreement.

Employment Agreements

     In October 2004, we entered into an employment agreement with Charles R. Jones, President and Chief Executive Officer, effective as of May 1, 2004, which provides for a five-year term and an annual base salary of $315,000 beginning January 1, 2004 with annual increases of $15,000, $20,000, $25,000 and $25,000 on January 1 of the second, third, fourth and fifth years of the term. In addition to his base salary, Mr. Jones is eligible to receive annual cash bonuses from 0% to 60% of his base salary in effect as of the beginning of each calendar year (each a “bonus period”) with a minimum bonus for achieving minimum expectations of our compensation committee of 15% of his base salary in effect as of the beginning of such bonus period. Mr. Jones also is eligible to receive an annual long-term incentive bonus of up to 150% of his base salary in effect as of the beginning of a bonus period reduced by the amount of any foregoing cash bonus payable in the same bonus period. This annual long-term incentive bonus may be paid by us in cash or may be awarded and paid pursuant to any plan or arrangement as we may from time to time establish, subject to a vesting schedule and subject to the satisfaction of certain long-term performance criteria which our compensation committee may establish (and adjust) from time to time. Mr. Jones may receive such additional compensation as our board of trustees may in its sole and absolute discretion determine. Annual cash bonuses and annual long-term incentive bonuses will be paid or awarded by us within 2.5 months after the end of the applicable bonus period. If we terminate Mr. Jones’ employment during a bonus period for any reason other than cause (as defined in the agreement), we shall pay him a pro rata portion of the annual cash bonus and annual long-term incentive bonus (the “termination year bonus”) for the bonus period in which such termination of his employment occurs (with the bonus period being deemed to end on the last day of our fiscal quarter in which his employment has terminated and the business criteria for such short bonus period being annualized and determined based upon our unaudited financial statements prepared in accordance with generally accepted accounting principles and reviewed and approved by our compensation committee). The agreement provides that Mr. Jones employment may be terminated by us with or without cause (as defined in the agreement) at any time, or by Mr. Jones with or without good reason (as defined in the agreement) at any time upon 30 days’ written notice to us. If we terminate the employment of Mr. Jones without cause, or if Mr. Jones terminates his employment for good reason, we must pay to Mr. Jones (i) unpaid base salary through the date of termination, (ii) accrued but unpaid annual cash bonus and annual long-term incentive bonus, if any, for any bonus period ending on or before the date of termination of his employment with us, (iii) the termination year bonus thru the end of the relevant fiscal quarter and (iv) continue to pay his base salary for the remainder of the term of his employment as if his employment had not been terminated. In the event of a change of control (a defined in the agreement), if we terminate Mr. Jones’ employment without cause, or Mr. Jones terminates his employment for good reason, prior to the earlier of the expiration of his term of employment or within one year of the change of control, we must pay Mr. Jones the amounts described in clauses (i) and (ii) in the preceding sentence plus a single lump sum payment, within 30 days of termination of his employment, equal to his base salary through the expiration of the term of his employment as if his employment had not been terminated. In addition, under the preceding two scenarios, Mr. Jones’ equity awards will immediately vest unless otherwise provided in an agreement relating to the vesting of such equity awards. Mr. Jones has agreed not to disclose any of our confidential information, and during his employment and for a period of two years after his employment is terminated for any reason other than good reason, not to compete against us or solicit any of our current employees or former employees (unless such employee has not been employed by us for more than six months) and/or our actual or targeted prospective customers or clients.

     In October 2004, we entered into an employment agreement with David Obernesser, our Chief Financial Officer and Secretary, effective as of May 1, 2004, which provides for a five-year term and an annual base salary of $120,000 beginning January 1, 2004 with annual increases of $15,000, $15,000, $15,000 and $20,000 on January 1 of the second, third, fourth and fifth years of the term. In addition to his base salary, Mr. Obernesser is eligible to receive annual cash bonuses from 0% to 40% of his base salary in effect as of the beginning of each calendar year (each a “bonus period”) with a minimum bonus for achieving minimum expectations of our compensation committee of 10% of his base salary in effect as of the beginning of such bonus period. Mr. Obernesser also is eligible to receive an annual long-term incentive bonus of up to 100% of his base salary in effect as of the beginning of a bonus period reduced by the amount of any foregoing cash bonus payable in the same bonus period. This annual long-term incentive bonus may be paid by us in cash or may be awarded and paid pursuant to any plan or arrangement as we may from time to time establish, subject to a vesting schedule and subject to the satisfaction of certain long-term performance criteria which our compensation committee may establish (and adjust) from time to time. Mr. Obernesser may receive such additional compensation as our board of trustees may in its sole and absolute discretion determine. Annual cash bonuses and annual long-term incentive bonuses will be paid or awarded by us within 2.5 months after the end of the applicable bonus period. If we terminate Mr. Obernesser’s employment during a bonus period for any reason other than cause (as defined in the agreement), we shall pay him a pro rata portion of the annual cash bonus and annual long-term incentive bonus (the “termination year bonus”) for the bonus period in which such termination of his employment occurs (with the bonus period being deemed to end on the last day of our fiscal quarter in which his employment has terminated and the business criteria for such short bonus period being annualized and determined based upon our unaudited financial statements prepared in accordance with generally accepted accounting principles and reviewed and approved by our compensation committee). The agreement provides that Mr. Obernesser employment may be terminated by us with or without cause (as defined in the agreement) at any time, or by Mr. Obernesser with or without good reason (as defined in the agreement) at any time upon 30 days’ written notice to us. If we terminate the employment of Mr. Obernesser without cause, or if Mr. Obernesser terminates his employment for good reason, we must pay to Mr. Obernesser (i) unpaid base salary through the date of termination, (ii) accrued but unpaid annual cash bonus and annual long-term incentive bonus, if any, for any bonus period ending on or before the date of termination of his employment with us, (iii) the termination year bonus thru the end of the relevant fiscal quarter and (iv) continue to pay his base salary for the remainder of the term of his employment as if his employment had not been terminated. In the event of a change of control (a defined in the agreement), if we terminate Mr. Obernesser’s employment without cause, or Mr. Obernesser terminates his employment for good reason, prior to the earlier of the expiration of his term of employment or within one year of the change of control, we must pay Mr. Obernesser the amounts described in clauses (i) and (ii) in the preceding sentence plus a single lump sum payment, within 30 days of termination of his employment, equal to his base salary through the expiration of the term of his employment as if his employment had not been terminated. In addition, under the preceding two scenarios, Mr. Obernesser’s equity awards will immediately vest unless otherwise provided in an agreement relating to the vesting of such equity awards. Mr. Obernesser has agreed not to disclose any of our confidential information, and during his employment and for a period of two years after his employment is terminated for any reason other than good reason, not to compete against us or solicit any of our current employees or former employees (unless such employee has not been employed by us for more than six months) and/or our actual or targeted prospective customers or clients.

Benefit Plans

     1998 Employee Share Incentive Plan. Effective February 19, 1998, we adopted the Correctional Properties Trust 1998 Employee Share Incentive Plan to enable our executive officers and other key employees and consultants to participate in the ownership of our common shares. This plan is designed to attract and retain executive officers and other key employees and consultants and to provide incentives to these persons to maximize our funds from operations. The plan provides for the award of a broad variety of share-based compensation alternatives such as nonqualified share options, incentive share options, restricted shares, deferred shares and other share-based awards. We had reserved 620,000 common shares for the grant of awards under the 1998 Employee Share Incentive Plan. Upon the granting of all of the available awards under the 1998 Employee Share Incentive Plan, the 2000 Stock Option Plan (described below) was adopted by the Board of Trustees and approved by our shareholders. As of the record date, options and deferred shares to purchase an aggregate of 120,750 common shares were outstanding under the 1998 Employee Share Incentive Plan. There are currently no shares available for the granting of awards under the 1998 Employee Share Incentive Plan.

     1998 Non-Employee Trustees’ Share Option Plan. Effective February 19, 1998, we adopted the Correctional Properties Trust 1998 Non-Employee Trustees’ Share Option Plan. Under this plan, upon their appointment to our Board of Trustees, we granted to each trustee, who is not an executive officer of ours, an option to purchase from us 5,000 common shares. We also granted annually to each trustee options to purchase up to 2,000 common shares. The options granted to these trustees fully vest on the date of grant. We had reserved 55,000 common shares for the grant of awards under the 1998 Non-Employee Trustees’ Share Option Plan. Upon the granting of all of the available awards under this plan, the 2000 Stock Option Plan (described below) was adopted by the Board of Trustees and approved by our shareholders. As of the record date, options to purchase an aggregate of 44,000 common shares were outstanding under the 1998 Non-Employee Trustees’ Share Option Plan. There are currently no shares available for the granting of awards under the 1998 Non-Employee Trustees’ Share Option Plan.

     2000 Stock Option Plan. Effective January 20, 2000, we adopted the Correctional Properties Trust 2000 Stock Option Plan to provide our key employees and trustees (including non-employee trustees) with the opportunity to acquire, or increase a proprietary interest in our common shares. We believe this plan created a strong incentive for these individuals to expend maximum effort toward our growth and success and encouraged these individuals to remain in our employ. The plan provided for the award of only nonqualified share options and incentive share options. We had reserved 170,000 common shares for the grant of awards under the 2000 Stock Option Plan. Upon the granting of all of the available awards under the 2000 Stock Option Plan, the 2002 Stock Option Plan (described below) was adopted by the Board of Trustees and approved by our shareholders. As of the record date, options to purchase an aggregate of 67,000 common shares were outstanding under the 2000 Stock Option Plan. There are currently no shares available for the granting of awards under the 2000 Stock Option Plan.

     2002 Stock Option Plan. Effective, January 23, 2002, we adopted the Correctional Properties Trust 2002 Stock Option Plan to provide our key employees and trustees (including non-employee trustees) with the opportunity to acquire or increase a proprietary interest in our common shares. We believe this plan creates a strong incentive for these individuals to expend maximum effort toward our growth and success and will encourage these individuals to remain in our employ. Any awards granted by the Trust will be made under the 2002 Stock Option Plan as opposed to the 1998 Stock Incentive Plan, 1998 Non-Employee Trustees’ Share Option Plan and 2000 Stock Option Plan. As of the record date, options to purchase an aggregate of 51,750 common shares were outstanding under the 2002 Stock Option Plan. There are currently 146,250 reserved shares available to grant as awards under the 2002 Stock Option Plan.

     The plan currently provides for the award of only nonqualified share options and incentive share options. On March 25, 2005, the Board of Trustees adopted the Amended and Restated 2002 Stock Plan (formerly the 2002 Stock Option Plan) and recommended that it be submitted to our shareholders for their approval at the annual meeting. If the Amended and Restated 2002 Stock Plan is approved and adopted at the annual meeting, it will provide for additional types of equity-based awards including share appreciation rights, restricted shares, deferred shares, and other share-based awards. However, the total number of shares reserved for issuance under this plan will not change and will remain at 200,000. For a detailed discussion of the 2002 Stock Option Plan and the proposed amendments to the 2002 Stock Option Plan, see “Proposal 2 – Approval of Correctional Properties Trust’s Amended and Restated 2002 Stock Plan” below.

     Shares Available for Awards. We have reserved 200,000 common shares for issuance under this plan. The plan provides that no single individual may be granted in any one year equity-based awards greater than 50,000 common shares. Otherwise, there is no limit on the number of equity-based awards that may be granted to any one individual so long as the grant does not violate the ownership limit imposed by our organizational documents or cause us to fail to qualify as a REIT for federal income tax purposes.

     Eligibility. All of our officers, employees, trustees (including non-employee trustees), consultants and independent contractors as well as all officers, employees, trustees (including non-employee trustees), consultants and independent contractors of our subsidiaries and affiliates are eligible to be granted awards under this plan.

     Deferred Share Long-Term Loyalty Bonus Agreement. For information regarding this plan, see “—Long-Term Incentive Plan Awards” below.

     401(k) Retirement Plan. We have established a tax qualified employee savings and retirement plan. Employees may elect to contribute up to 25% of their annual compensation on a pre-tax basis, subject to applicable federal limitations. “Highly Compensated Employees,” as defined in the retirement plan, are subject to certain other provisions regarding the amount of eligible contributions. Employee contributions may begin on the date of hire and are immediately vested. We have the discretion to make matching contributions to the retirement plan, though we did not make any matching contributions for 2004.

Options/SAR Grants in Last Fiscal Year

     We did not grant any stock options or stock appreciation rights to any of our named executive officers in 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year And Fiscal Year-End Option/SAR Values

     The following table sets forth information with respect to stock option exercises by the named executive officers in 2004 and the number of stock options held by the named executive officers at December 31, 2004:

	Shares
	Acquired		Number of Securities		Value of Unexercised
	On	Value	Underlying Unexercised		In-the-Money Options at
	Exercise	Realized	Options at Fiscal Year-End		Fiscal Year-End (1)
	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles R. Jones	7,500	$141,450	144,000	25,000	$1,385,370	$226,750

David J. Obernesser	—	—	17,500	7,500	$201,675	$66,625

(1)	The closing sale price of our common shares on December 31, 2004 as reported by the NYSE was $28.88 per share. Value is calculated by multiplying (a) the difference between $28.88 and each option exercise price by (b) the number of common shares underlying the option.

Long-Term Incentive Plan Awards

     Previously, the Board of Trustees had approved and adopted a Senior Executive Retirement Plan. The only eligible participant in the plan was our Chief Executive Officer. On December 31, 2003, we terminated the Senior Executive Retirement Plan and entered into a Deferred Share Long-Term Loyalty Bonus Agreement with our Chief Executive Officer. Under the Deferred Share Long-Term Loyalty Bonus Agreement, the Chief Executive Officer was granted 7,500 deferred shares on December 31, 2003, and will be granted an additional 500 deferred shares on December 31 of each year beginning in 2005 and ending in 2009 for a total of 10,000 deferred shares. Distributions will be paid on the outstanding deferred shares equal to any dividends paid on the common shares outstanding.

     The Chief Executive Officer will become vested in all of the deferred shares granted to him as of the earliest to occur of (i) April 30, 2009, provided he is still an employed by us on that date or (ii) any date on or after April 30, 2007 on which his employment with us is terminated for any reason other than his resignation or by us for cause. Any deferred shares that have not vested to him at the time his employment with us is terminated shall be forfeited immediately upon such termination of employment.

Compensation of Trustees

     Each year, the Chairman of the Board and the chairman of each of the following committees of the Board receive the following fees for services: Board Chairman – $10,000, Audit Committee Chairman – $6,500, Compensation Committee Chairman – $5,000, Corporate Governance and Nominating Committee Chairman – $3,500, Independent Committee Chairman – $3,500 and Investment Committee Chairman – $3,500. Each year, each member of the Audit Committee shall receive a fee of $2,000 for services. In addition, non-employee trustees receive $1,500 for each Board meeting attended in person and $1,000 for each Board meeting attended by telephone. Committee members attending a committee meeting in person will receive $1,000 for each meeting attended in person and $750 for each committee meeting attended by telephone. Committee fees are paid without regard to whether a committee meeting occurs on the day of a meeting of the Board of Trustees. In addition, each non-employee trustee received in 2004 an annual retainer fee of $26,250, which was the equivalent to 1,000 shares multiplied by the closing price of our stock on the date of our 2004 annual shareholders’ meeting. Upon the initial acceptance of an appointment or election to our Board of Trustees, each non-employee trustee receives a cash fee equivalent to 1,000 shares multiplied by the closing price of our stock on the date of their appointment or election to our Board of Trustees.

     Each member of the Board of Trustees and each member of a committee of the Board of Trustees is reimbursed all reasonable and necessary out-of-pocket expenses associated with their service as such or their attendance at meetings of the Board or committees thereof and related activities, including, but not limited to, conferences, seminars or other activities related to their service as such.

Compensation Committee Interlocks and Insider Participation

               The membership of the Compensation Committee of our Board of Trustees in 2004 consisted of Clarence E. Anthony, Anthony P. Travisono, James D. Motta and Robert Veach, Jr. No member of the compensation committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries, or had any employment relationship with us.

     During the last fiscal year, none of our executive officers served as:

•	a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

•	a director of another entity one of whose executive officers served on our compensation committee; or

•	a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, TRUSTEES
AND EXECUTIVE OFFICERS

     The following table sets forth information concerning the beneficial ownership of our common shares as of March 24, 2005 for the following:

•	Each person or entity who is known by us to own beneficially more than 5% of the outstanding common shares;

•	Each of our trustees and nominees for trustee;

•	Our Chief Executive Officer and the other named executive officer; and

•	All of our trustees, trustee nominees and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common shares of Correctional Properties Trust that are subject to stock options that are presently exercisable or exercisable within 60 days of March 24, 2005 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person

	Common Stock
	Amount & Nature		Percent
	Of Beneficial		Of
Name and Address of Beneficial Owner (1)	Ownership (A) (B)		Class

Charles R. Jones	192,884	(2)	1.7%
Richard R. Wackenhut	10,000	(3)	*
Anthony P. Travisono	20,000	(4)	*
Clarence E. Anthony	15,509	(4)	*
James D. Motta	15,900	(4)	*
Robert R. Veach, Jr.	16,000	(4)	*
Kevin J. Foley	—		*
Donna Arduin	—		*
David J. Obernesser	22,750	(5)	*

All trustees, trustee nominees and executive officers as a group (9 persons)	293,043		2.6%

FMR Corp. (6)	1,350,997		12.3%
82 Devonshire Street, Boston, MA 02109

Barclays Global Investors, N.A. (7)	1,010,235		9.2%
45 Freemont Street, San Francisco, CA 94105

Goldman Sachs Asset Management, L.P. (8)	842,386		7.7%
32 Old Slip, New York, NY 10005

Morgan Stanley (9)	753,711		6.9%
1585 Broadway, New York, NY 10036

*	Beneficially owns less than 1%

(1)	Unless provided otherwise, the business address of each beneficial owner is 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida, 33410.

(2)	Includes 161,500 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of March 24, 2005.

(3)	Includes 10,000 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of March 24, 2005.

(4)	Includes 15,000 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of March 24, 2005.

(5)	Includes 22,500 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of March 24, 2005.

(6)	Based on Schedule 13G/A filed on February 14, 2005. Various affiliates of FMR which are investment advisors and investment companies are deemed to have beneficial ownership of our common shares in their accounts.

(7)	Based on Schedule 13G filed on February 14, 2005. Barclays and its various affiliates functions as a bank, a broker-dealer and an investment advisor. The shares reported are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts. (8) Based on Amendment No. 3 to Schedule 13G filed on February 10, 2005. Certain affiliates of Goldman are investment advisers which are deemed to have beneficial ownership of our common shares in their accounts.

(8)	Based on Amendment No. 3 to Schedule 13G filed on February 10, 2005. Certain affiliates of Goldman are investment advisers which are deemed to have beneficial ownership of our common shares in their accounts.

(9)	Based on Schedule 13G/A filed on February 15, 2005. Certain affiliates of Morgan Stanley are investment advisers which are deemed to have beneficial ownership of our common shares in their accounts.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2004 regarding our equity compensation plans under which our equity securities are authorized for issuance.

Number of Securities
		Weighted-	Remaining Available
		Average	For
	Number of Securities	Exercise Price	Future Issuance Under
	To Be Issued Upon	of	Equity Compensation
	Exercise Of	Outstanding	Plans
	Outstanding Options,	Options,	(Excluding Securities
	Warrants and	Warrants and	Reflected In Column
	And Rights	Rights	(a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	283,500	$18.01	146,250	(1)
Equity Compensation Plan Not Approved by Security Holders	—	—	—

Total	283,500	$18.01	146,250

(1)	As of December 31, 2004, the 1998 Employee Share Incentive Plan, the 1998 Non-Employee Trustees’ Share Option Plan and the 2000 Stock Option Plan had no shares available and the 2002 Stock Option Plan had 146,250 shares available. The shares available for grant of 146,250 excludes 2,500 reserved under the 1998 Employee Share Incentive Plan for granting pursuant to the Deferred Share Long-Term Loyalty Bonus Agreement in years 2005 through 2009.

PERFORMANCE GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
Correctional Properties Trust, NAREIT-All, S & P 500 and Russell 2000 Indexes

     The following performance graph compares our share price performance to the Russell 2000 Stock Price Index, the S&P 500 Index and the published National Association of Real Estate Investment Trusts (NAREIT) All Equity Index. The graph assumes that $100 was invested on December 31, 1999, in each of the Trust’s common shares, the Russell 2000, the S & P 500 and the NAREIT All Equity Index, and that all dividends were reinvested. We cannot assure you that the performance of our common shares will continue with the same or similar trends depicted in the graph below.

     The Report of the Audit Committee and the Report of the Compensation Committee and the below Performance Graph included in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate the reports or the performance graph by reference in any such filing.

	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004
Correctional Properties Trust	$100.00	$90.19	$175.38	$243.42	$346.23	$369.85

S & P 500	$100.00	$90.90	$80.09	$62.39	$80.29	$89.02

Russell 2000	$100.00	$97.43	$99.86	$79.40	$118.81	$140.58

NAREIT – ALL	$100.00	$126.37	$143.97	$149.47	$204.98	$269.70

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with our organization and the completion of our initial public offering on April 28, 1998, we entered into a series of contractual arrangements with The Geo Group, Inc. Dr. George C. Zoley, who resigned from our Board of Trustees in September 2002, is the Chairman and Chief Executive Officer of The Geo Group. George R. Wackenhut was the former Chairman of The Geo Group, and Richard R. Wackenhut was a member of the Board of Directors of The Geo Group. George R. Wackenhut resigned as Chairman of The Geo Group, and Richard R. Wackenhut resigned as a member of the Board of Directors of The Geo Group in May 2002. In addition, Charles R. Jones, the President and Chief Executive Officer of the Trust, was previously employed by The Geo Group. Mr. Jones resigned his position with The Geo Group upon completion of our initial public offering in April 1998. Mr. George R. Wackenhut resigned from our Board of Trustees in September 2004.

Initial Facilities

     We and The Geo Group entered into a Purchase Agreement dated April 28, 1998 under the terms of which we acquired, directly or as assignee of The Geo Group’s contract rights, eight correctional and detention facilities operated by The Geo Group for an aggregate cash purchase price of approximately $113.0 million.

Right To Purchase

     Around the time of our formation, we also entered into a Right to Purchase Agreement with The Geo Group. Under this agreement, we have the right, during the 15 years following our initial public offering, to acquire and lease back to The Geo Group any correctional or detention facilities which The Geo Group acquires or has the right to acquire. These facilities are referred to as the “Future Facilities”. The rights set forth in the agreement are effective so long as there are any leases in force between us and The Geo Group and are subject to specified limited exceptions where the sale or transfer of ownership of a facility is restricted under a facility operating agreement or governmentally assisted financing arrangement.

     Under the terms of the Right to Purchase Agreement, we may purchase a particular Future Facility at any time until the earlier of:

     (i) (a) in the case of a newly developed Future Facility, four years from the receipt of a certificate of occupancy for the Future Facility or (b) in the case of an already operating Future Facility, four years from the date the Future Facility is acquired by The Geo Group or the party from which The Geo Group has the right to acquire the Future Facility; or

     (ii) six months after the Future Facility attains an occupancy level of 75% of the number of beds authorized under the certificate of occupancy for the Future Facility, subject to certain limited exceptions.

     The purchase price for each Future Facility will equal 105% (or other lower percentage as may be agreed to by The Geo Group) of the Total Facility Cost of that Future Facility, which may differ from the fair market value of that facility at the time we acquire it. The “Total Facility Cost” equals the aggregate costs related to the acquisition, development, design, construction, equipment and start-up of the respective Future Facility. The Geo Group has agreed that, with respect to goods or services provided by The Geo Group, these costs will not exceed the costs which would be paid if these goods and services had been purchased from a third party in an arm’s length transaction.

     Under the terms of any lease between us and The Geo Group relating to a Future Facility, The Geo Group has a thirty-day right of first refusal on the proposed sale by us of any such Future Facility.

     Pursuant to our Charter and Bylaws, the Independent Committee, which consists solely of independent trustees from our Board of Trustees, is required to approve the entering into or the consummation of any agreement or transaction with The Geo Group or its affiliates including, but not limited to, enforcement and negotiation of the terms of any lease of any of our facilities.

Leases

     At the same time we acquired the initial facilities, we leased those facilities to The Geo Group or its affiliate. The facilities are leased to The Geo Group, and The Geo Group will continue to operate the facilities, under the terms of leases for an initial term of 10 years. Subject to specified limited exceptions, the term of each of these leases may be extended by The Geo Group for three additional five-year terms at a fair market rental rate as mutually agreed upon by us and The Geo Group or, in the absence of an agreement, as determined by binding arbitration. In addition, the term of any of these leases will be automatically extended upon expiration of the term on the same terms (including the then applicable base rent and base rent escalation as reflected in the applicable lease) if there is at that time an unexpired sublease with respect to the respective facility. Under the terms of the leases with The Geo Group, The Geo Group has a 30-day right of first refusal on the proposed sale by us of any of the facilities leased to it.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires our trustees and executive officers, and persons owning more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. These persons are required to furnish us with copies of all Section 16 reports they file.

     To our knowledge, based solely upon a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our trustees, executive officers and greater than 10% beneficial owners were complied with during the year ended December 31, 2004, other than a late filing by Donna Arduin of her Form 3 upon her initial election to the Board due to an administrative error.

PROPOSAL 2
APPROVAL OF
CORRECTIONAL PROPERTIES TRUST’S AMENDED AND RESTATED 2002 STOCK PLAN
(FORMERLY THE 2002 STOCK OPTION PLAN)

Background and Purpose

     We have in effect the 2002 Stock Option Plan, which was adopted by our Board of Trustees on January 23, 2002 and ratified by our shareholders on April 18, 2002.

     On March 25, 2005, the Board of Trustees adopted an amendment and restatement of the 2002 Stock Option Plan and recommended that it be submitted to our shareholders for their approval at the annual meeting. If the proposed amendments to the 2002 Stock Option Plan are approved and adopted at the annual meeting, the plan will provide for additional types of equity-based awards including share appreciation rights, restricted shares, deferred shares, and other share-based awards. The terms of the 2002 Stock Option Plan currently provide for only grants of nonqualified stock options and incentive stock options. However, the total number of shares reserved for issuance under this plan will not change and will remain at 200,000. As of the record date, 146,250 shares were available for issuance under this plan, and options to purchase 53,750 common shares have been granted under this plan.

     The purpose of the 2002 Stock Option Plan is to provide key employees, consultants, independent contractors and trustees (including non-employee trustees) with the opportunity to acquire or increase a proprietary interest in our common shares. We believe this plan will create a stronger incentive for these individuals to expend maximum effort toward our growth and success, and will encourage these individuals to remain in our employ. Any awards granted by us will be made under the 2002 Stock Option Plan as opposed to the 1998 Share Incentive Plan, 1998 Non-Employee Trustees’ Share Option Plan and 2000 Stock Option Plan.

     If approved and adopted, the effective date of the amendments being considered will be the date of this annual meeting.

     The proposed Amended and Restated 2002 Stock Plan requires the approval of our shareholders (i) in order to comply with specified exclusions from the limitations of Section 162(m) of the Internal Revenue Code, which are further described below and (ii) by the applicable rules of the New York Stock Exchange.

     The 2002 Stock Option Plan has been renamed the Amended and Restated 2002 Stock Plan which contains the proposed amendments. In this summary, we refer to the Amended and Restated 2002 Stock Plan as the 2002 Stock Plan. We have described below some of the principal features of the Amended and Restated 2002 Stock Plan. This summary does not describe all the features and provisions of the plan, however, and it is qualified in its entirety by the actual terms of the plan. The complete text of the Amended and Restated 2002 Stock Plan which incorporates and includes the proposed amendments is attached to this proxy statement as Appendix B and is incorporated in this proxy statement by reference. We urge all shareholders to read the actual text of the Amended and Restated 2002 Stock Plan in its entirety.

Administration

     The 2002 Stock Plan is administered by the Compensation Committee of the Board of Trustees. This committee must consist of at least two trustees, each of whom must be a “disinterested person” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

     The committee is authorized to act as follows:

               (i) select persons eligible to receive awards,

               (ii) determine the type and number of awards to be granted and the number of common shares underlying the awards,

               (iii) specify times at which awards will be exercisable (including performance conditions that may be required as a condition to exercisability),

               (iv) set other terms and conditions of the awards,

               (v) prescribe forms of award agreements,

               (vi) interpret and specify rules and regulations relating to the 2002 Stock Plan, and

               (vii) make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2002 Stock Plan.

Awards Available for Issuance Under the Plan

     If the proposal for the Amended and Restated 2002 Stock Plan is approved and adopted, the following types of awards will be available for issuance under the plan:

Stock Options and SARs.

     The committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options, and stock appreciation rights, or SARs. Incentive stock options can result in potentially favorable tax treatment to the participant. SARs entitle the participant to receive the amount by which the fair market value of a common share on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee, but may not be less than the fair market value of a common share on the date of grant. For purposes of the plan, the term “fair market value” means the reported closing price of the common shares on the New York Stock Exchange or, if no sales of common shares are reported on the New York Stock Exchange on the applicable date, the fair market value of the common shares as determined by the committee in good faith.

     SARs may be granted in tandem with or independent of grants of stock options. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the committee. No option or SAR may have a term exceeding ten years. SARs may be settled only in the form of common shares. Options may be exercised by payment of the exercise price in cash, or, in the discretion of the committee, in unrestricted common shares that have a fair market value equivalent to the option exercise price, or subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the exercise price to us.

Restricted and Deferred Shares

     The committee is authorized to grant restricted shares and deferred shares. Restricted shares are grants of common shares which may not be sold or disposed of, and which may be forfeited in the event of specified terminations of employment, prior to the end of a restricted period specified by the committee. A participant granted restricted shares generally has all of the rights of a shareholder, unless otherwise determined by the committee or the Board. An award of deferred shares confers upon a participant the right to receive common shares at the end of a specified deferral period and may or may not be subject to possible forfeiture of the award in the event of specified terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred shares carries no voting or other rights associated with share ownership other than dividend equivalent rights. All awards of deferred shares will be structured to meet the requirements of Section 409A of the Internal Revenue Code.

Common Shares

     The committee is authorized to grant up to 2,500 common shares to each non-employee trustee each year, at such times as may be determined by the committee. The shares will vest immediately upon grant, and, thus, not be subject to risk of forfeiture.

Other Share-Based Awards

     The committee is also permitted to grant other awards of common shares and other awards the value of which are in some manner based on common shares, including limited partnership interests in CPT Operating Partnership, L.P. (the “Operating Partnership”), profits interest or limited liability membership interest, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and common share awards or options valued by reference to book value or subsidiary performance. These awards may be granted either alone or in addition to or in tandem with options, SARs, restricted shares or deferred shares granted under the plan and/or cash awards made outside of the plan. The committee may also provide for the direct grant of common shares upon the completion of a specified performance period.

Other Terms of Awards

     Awards granted under the 2002 Stock Plan generally may not be pledged or otherwise encumbered and are not transferable except, in the case of options, by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that non-qualified options are permitted to be transferred to immediate family members or trusts or partnerships for the benefit of the optionee and immediate family members. Awards under the 2002 Stock Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee or the Board may, however, grant awards in exchange for other awards under the 2002 Stock Plan, awards under our other plans, or other rights to payment from us, and may grant awards in addition to and in tandem with these other awards and rights.

Shares Subject to the Plan

     A maximum of 200,000 common shares have been reserved for issuance under the plan. The plan provides that no single individual may be granted in any one year awards representing greater than 50,000 common shares. Otherwise, there is no limit on the number of common shares underlying an award that may be granted to any one individual so long as the grant does not violate the ownership limit imposed by our organizational documents and could not cause us to fail to qualify as a REIT for federal income tax purposes.

     To the extent that common shares subject to an outstanding option (other than in connection with the exercise of a tandem SAR), freestanding SAR, restricted share or deferred share awards, or other share-based awards are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such awards, or by reason of the delivery of common shares to pay all or a portion of the exercise price of an award or the delivery or withholding of common shares to satisfy all or a portion of the tax withholding obligation relating to an award, then such common shares shall again be available for future awards under the plan.

     The committee is authorized to adjust outstanding awards in the event that a dividend or other distribution (whether in cash, common shares or other property), recapitalization, stock split, reorganization, merger, consolidation, combination, repurchase, share exchange or other similar corporate transaction or event affects our common shares so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

     All of our officers, employees, non-employee trustees and consultants as well as all officers, employees, non-employee trustees and consultants of our subsidiaries and affiliates are eligible to be granted awards under this plan.

Minimum Vesting; Acceleration of Vesting; Change in Control

     Except in connection with a “change in control,” a “potential change in control,” as defined in the plan, retirement, death or disability, all options and SARs granted to employees may not become exercisable for at least one year after the grant date, all other awards granted to employees with time-based vesting will have a total restriction period of not less than three years, and all other awards granted to employees with performance vesting will have a total restriction period of not less than one year. The exercisability of options and SARs will accelerate in the event of specified terminations of the employment of the participant such as death or retirement. Performance goals may be based on one or more of the following business criteria: (i) earnings per share; (ii) net income; (iii) funds from operations (FFO); (iv) adjusted funds from operations (AFFO); (v) expense containment or savings; (vi) return on equity (vii) total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or the NAREIT Equity REIT Index; (viii) return on invested capital or assets owned; (ix) property acquisitions or capital deployed; (x) share price; (xi) distributions to shareholders; (xii) dividend yield; (xiii) management of interest rate risk; (xiv) asset value preservation; and (xv) lease renewals.

     The acceleration of the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award will occur automatically, if provided in the applicable award agreement, in the case of a change in control or potential change in control, as defined in the plan. Upon the occurrence of a change in control, if so provided in the award agreement, the value of all outstanding options, SARs, restricted shares, deferred shares and other share-based awards shall be cashed out on the basis of a “change in control price” as defined in the plan. The “change in control price” will be the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered in any bona fide transaction related to a potential or actual change in control at any time during the 60 day period immediately preceding the occurrence of the change in control (or potential change in control). In the case of incentive stock options and SARs relating to incentive stock options, the price will be based only on transactions reported for the date on which the participant exercises the SARs or options.

Amendment and Termination

     The Board of Trustees may amend, alter, or discontinue the 2002 Stock Plan without further shareholder approval except to the extent the amendment or discontinuation would impair the rights of a participant in which event that participant’s consent must be obtained. Shareholder approval is also required in order for the Board to increase the total number of shares reserved for issuance under the plan or change the employees or class of employees eligible to participate in the plan. In addition, shareholder approval must be obtained for any amendment or alteration if the approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our common shares are then listed or quoted.

     The committee may amend the terms of any award prospectively or retroactively in a manner consistent with the terms of the plan but only so long as these amendments do not impair the rights of any holder without the holder’s consent. Without prior shareholder approval, the committee can not reduce the option exercise prices of previously granted options or substitute new options or other awards for previously granted options (on a one for one or other basis), including previously granted options having higher option exercise prices. The Board also has broad authority to amend the plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Certain Federal Income Tax Consequences

     In general, a participant will not recognize taxable income upon the grant or exercise of an option that qualifies as an incentive stock option, or ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. When a participant disposes of shares acquired by exercise of an ISO, the participant’s gain (the difference between the sale proceeds and the price paid by the participant for the shares) upon the disposition will be taxed as capital gain provided the participant does not dispose of the shares within two years after the date of grant, nor within one year after the date of exercise, and exercise occurs while the participant is an employee of ours or a subsidiary of ours or within three months after termination of employment for reasons other than death or disability (or within one year after termination of employment by reason of the employee’s death or disability). If the first condition is not met, the participant generally will realize ordinary income in the year of the disqualifying disposition. If the second condition is not met, the participant generally will recognize ordinary income upon exercise of the ISO.

     In general, a participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option.

     The employer (either Correctional Properties or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option. The amount of the deduction will be equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of specified disqualifying dispositions of common shares acquired upon the exercise of an ISO.

     The transfer of a nonqualified stock option by gift to an immediate family member of the optionee will have no immediate tax consequences to us, the participant or the immediate family member. Upon the subsequent exercise of the transferred option by the permitted family member, the participant will realize ordinary income in an amount measured by the difference between the option exercise price and the fair market value of the shares on the date of exercise, and we will be entitled to a deduction in the same amount. Any difference between this fair market value and the price at which the immediate family member may subsequently sell these shares will be treated as capital gain or loss to the permitted family member, long-term or short-term depending on the length of time the shares have been held by the permitted family member.

     Section 162(m) of the Internal Revenue Code places a limitation of $1,000,000 on the amount of compensation payable to specified executive officers of a publicly-held corporation that may be deducted for federal income tax purposes. This limitation does not apply to specified performance-based compensation paid under a plan that meets the requirements of the Internal Revenue Code and the Treasury Regulations promulgated there under. While the plan generally complies with the requirements for performance-based compensation, the $1,000,000 deduction limitation may apply to some awards granted to executive officers in the future. Future changes in Section 162(m) or the regulations there under may adversely affect our ability to ensure that options or other awards under the plan will quality as “performance-based compensation” so that deductions are not limited by Section 162(m).

     This discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2002 Stock Plan. It is intended only to assist you in considering how to vote at the annual meeting and not as tax guidance. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. You should consult a tax adviser as to the tax consequences of participation in our 2002 Stock Plan.

Prior Grants of Options

     As of the record date, options to purchase an aggregate of 51,750 common shares are outstanding under the 2002 Stock Option Plan to three employees and six trustees. The options outstanding under the 2002 Stock Option Plan have an exercise price of $20.93 and a term of 10 years.

     On March 24, 2005, the last trading day prior to printing of this proxy statement, the closing sale price per share of our common shares on the New York Stock Exchange was $25.93.

     The following table indicates, as of the record date, specified information regarding options, which are outstanding under the 2002 Stock Option Plan to the persons and groups indicated.

	Number of		Value of Options
	Shares Subject to	Exercise Price	at Record Date
Name and Position	Options	Per Share	(1)
Charles R. Jones	27,750	$20.93	$138,750
President, Chief Executive Officer, Assistant Secretary and Trustee
David J. Obernesser	10,000	$20.93	$50,000
Chief Financial Officer, Secretary and Vice President
All current executive officers as a group (2 persons)	37,750	$20.93	$188,750

All current Trustees who are not executive officers as a group (6 persons)	12,000	$20.93	$60,000
All employees as a group, other than executive officers (1 person)(2)	2,000	$20.93	$10,000

(1)	The closing sale price of our common shares on March 24, 2005 was $25.93 per share. Value is calculated by multiplying (i) the difference between $25.93 and the option exercise price by (ii) the number of common shares underlying the option.

(2)	We have granted options to purchase an aggregate of 2,000 common shares to one employee, other than executive officers. These 2,000 options to purchase common shares have an exercise price of $20.93 per share and an aggregate value of $10,000 as of the record date.

     We believe that awards granted under the Amended and Restated 2002 Stock Plan will be granted primarily to those persons who possess a capacity to contribute significantly to our successful performance. Because persons to whom awards may be made are to be determined from time to time by the committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will receive awards or the nature and terms of those awards.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote of a majority of the common shares, either in person or by proxy, at the annual meeting is required to approve the Amended and Restated 2002 Stock Plan, provided that the total vote cast on the proposal represents over 50% of all shares entitled to vote on the proposal.

The Board of Trustees unanimously recommends a vote for approval of the Amended and Restated 2002 Stock Plan.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Although not required by our Bylaws, the Board of Trustees, following widely accepted corporate practice, is seeking ratification by the shareholders of the appointment of the firm of Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year 2005. If the shareholders do not ratify this appointment, our Audit Committee may reconsider its action appointing Ernst & Young LLP. Ernst & Young LLP has been the independent registered public accounting firm for us since July 2002 and has advised us that no partner or employee of Ernst & Young LLP has any direct financial interest or any material indirect interest in us other than receiving payment for its services as independent registered public accounting firm.

     A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised orally at the meeting.

     Aggregate fees and costs billed to us by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2004 and 2003, were as follows for the referenced services:

Audit Fees

     Ernst & Young billed us an aggregate of $121,252 and $75,000 for professional services for the audit of our financial statements and review of the financial statements included in our quarterly reports on Form 10-Q for fiscal year 2004 and 2003, respectively. In 2004, Ernst & Young billed us $80,600 for professional services in connection with the audit of management’s assessment of its internal control over financial reporting and $12,000 in connection with a consent for a registration statement and for other related services in connection with our Securities and Exchange Commission filings. In 2003, Ernst & Young billed us $127,126 for services in connection with the filing of the registration statement for a secondary offering of our common stock in July 2003.

Audit-Related Fees

     There were no audit-related fees billed to us by Ernst & Young during the 2004 and 2003 fiscal year.

Tax Fees

     Ernst & Young billed us an aggregate of $41,000 and $36,600 during fiscal year 2004 and 2003, respectively for services for tax return preparation and services.

All Other Fees

     No other fees were billed to us by Ernst & Young during fiscal year 2004 or 2003.

Policy Concerning Approval of Audit and Non-Audit Services

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter provides the Audit Committee has authority to pre-approve all audit and allowable non-audit services to be provided to us by our outside registered public accounting firm.

     The Audit Committee is permitted to delegate the responsibility to pre-approve audit and non-audit services to one or more members of the Audit Committee so long as any decision made by that member or members is presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee has considered the compatibility of the provision of services covered by the preceding paragraphs with the maintenance of the principal accountant’s independence from us and has determined that the provision of these services is not incompatible with the maintenance of the requisite independence.

     The Audit Committee annually reviews the performance of the independent registered public accounting firm and the fees charged for their services.

Vote Required And Board Recommendation

     The affirmative vote of a majority of the common shares present, either in person or by proxy, at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year.

     The Audit Committee and the Board of Trustees unanimously recommend a vote for ratification of the appointment of Ernst & Young.

ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS
AND PROPOSALS FOR NEW BUSINESS

     In order for a shareholder proposal otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in our proxy statement for our 2006 annual meeting of shareholders, the proposal must be received at our principal executive office, 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410, Attention: Secretary, on or before December 2, 2005.

     In addition, our Bylaws provide that in order for a shareholder to nominate a candidate for election as a trustee or propose business at our 2006 annual meeting of shareholders that is or is not the subject of a proposal timely submitted for inclusion in our proxy statement, written notice of this nomination or business, as prescribed in our Bylaws, must be received by our Secretary between January 29, 2006 and February 28, 2006. For additional requirements, a shareholder should refer to our Bylaws, a copy of which may be obtained from our Secretary without charge and upon request.

ANNUAL REPORT ON FORM 10-K

     We have mailed copies of our 2004 annual report to shareholders with this proxy statement to holders of our common shares as of the record date. A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2004, including the financial statements and the schedules thereto, but excluding exhibits thereto, will be made available without charge to interested shareholders upon written request to us at 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Trustees knows of no other matters to come before the annual meeting other than as set forth in the notice of annual meeting and described in this proxy statement. However, if any other matter properly comes before the meeting or any adjournment or postponement thereof, the person or persons named as proxies intend to vote on such matters in accordance with their discretion on such matters.

BY ORDER OF THE BOARD OF TRUSTEES.

David J. Obernesser
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

March 31, 2005

APPENDIX A

CORRECTIONAL PROPERTIES TRUST

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

ADOPTED MARCH 1, 2005

PREFACE

Correctional Properties Trust (the Company) has previously established an Audit Committee (the “Audit Committee”) comprised of three independent members of its Board of Trustees. In accordance with the Rules of the New York Stock Exchange, the Audit Committee has prepared and presented this amended and restated Audit Committee Charter (the “Charter”), to the Board of Trustees of the Company (the “Board”) for approval by the Board. In connection with the ongoing review and preparation of this Charter, the members of the Audit Committee reviewed and discussed with management, outside auditors and legal counsel for the Company the role of the Audit Committee, the purposes to be served by this Charter and the issues addressed in the Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees (the “Blue Ribbon Report”), the requirements of the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (“NYSE”) applicable to audit committees. The Audit Committee recognized in its deliberations and in the drafting of this Charter that the Company has one financial officer, no internal audit employees and a business process associated with the acquisition and holding of real properties which are leased on a triple-net basis to tenants wholly responsible for the operation, maintenance and use of the properties. Accordingly, the Company has elected to outsource its internal audit function to a third party provider (the “Internal Auditor”) which provider does not also function as the Company’s independent outside auditor. This Internal Auditor shall conduct its reviews of the Company’s financial records and report to the Company and the outside auditor in a manner that is consistent with agreed upon procedures. It is expected that this Charter will evolve and be reviewed at least annually by the members of the Audit Committee. All changes to this Charter will be approved by the Audit Committee and by the Board.

In recognition of the limited scope of the Company’s business operations, the Audit Committee has determined it can best achieve the purposes of the NYSE Audit Committee Rules and effectively implement the insights summarized in the Blue Ribbon Report by organizing this Charter based upon the five Guiding Principles for Audit Committee Best Practices enumerated by the Blue Ribbon Committee in the Blue Ribbon Report as common sense fundamentals applicable to every corporation regardless of size or scope of operations. In lieu of enumerating as a part of this Charter the specific listing requirements of the New York Stock Exchange, the applicable provisions of the Act and the applicable rules and regulations of the SEC, this Charter obligates the Audit Committee and the Board to adhere to all such laws, rules and regulations applicable to the Company, as the same may be amended, modified or superseded from time to time.

Unless a Chairman is elected by the full Board, the members of the Audit Committee shall designate a Chairman by the majority vote of the full Audit Committee membership. The Chairman will chair all regular sessions of the Audit Committee and set the agendas for Audit Committee meetings. In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee to the extent such delegation is permitted by the rules and regulations of the New York Stock Exchange, the SEC and the Audit Committee rules and regulations under the Act. Each member of the Audit Committee shall be independent and financially literate in accordance with the requirements of the NYSE. The Audit Committee may designate for Board approval one or more of its members who so qualify as an “audit committee financial expert” as defined by the SEC.

GUIDING PRINCIPLE NUMBER ONE: THE AUDIT COMMITTEE’S KEY ROLE IN MONITORING THE OTHER COMPONENT PARTS OF THE AUDIT PROCESS.

General Oversight of Financial Reporting

The Audit Committee shall assure that direct communication between the Audit Committee and its Chairman with the Chief Financial Officer of the Company, the Internal Auditor, and with the outside auditors is available and is conducted on a regular basis. The Chief Financial Officer is the only financial and accounting officer of the Company and the Audit Committee shall periodically review, with the Chairman of the Board and Chief Executive Officer of the Company and with the outside auditors, the Internal Auditor (consistent with agreed upon procedures), and outside legal counsel, the quality and effectiveness of the Company’s internal controls and the adherence of the Chief Financial Officer and management to the internal controls.

The Audit Committee shall meet four times each year in conjunction with the regularly scheduled meetings of the Board and shall schedule a special meeting during the fourth quarter of each year to review all relevant year end issues with the Chief Financial Officer and outside auditors and to plan for year end financial reporting, the annual audit and preparation of the annual report of the Company. In addition, the Audit Committee or the Chairman of the Audit Committee shall also meet or communicate with the Chief Financial Officer, the Internal Auditor, or the outside auditors as and when necessary regarding any significant matter occurring between regularly scheduled meetings of the Audit Committee.

The Audit Committee shall review the Company’s financial statements and financial reporting as follows:

▪	Meet to review and discuss with management and the outside auditors the Company’s Annual Report on Form 10-K, including the related audited financial statements and management’s discussion and analysis of financial condition and results of operations (“MD&A”) prior to the filing of the Company’s Annual Report on Form 10-K and the dissemination of the Company’s annual report. This review and discussion should include consideration of the quality of the Company’s accounting policies and principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgment areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Audit Committee shall make a recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

▪	Meet to review and discuss with management, the Internal Auditor and the outside auditors the quality and effectiveness of the Company’s internal controls, management’s assessment of the internal controls over financial reporting and management’s report thereon as well as the outside auditor’s related review and attestation report.

▪	Meet to review and discuss with management and the outside auditors the Quarterly Reports on Form 10-Q, including the related quarterly financial information and MD&A prior to the filing of the Company’s Quarterly Reports on Form 10-Q.

▪	The Chairman or the Audit Committee will review and discuss with management all earnings press releases prior to publication and dissemination as well as financial information and earnings guidance provided to analysts and rating agencies.

Review of Audit Committee Responsibilities and Charter

The Audit Committee shall review with the Chief Financial Officer, the Internal Auditor, outside auditors and outside legal counsel, at least once each year and otherwise as necessary, this Charter and all requirements of the New York Stock Exchange, the SEC, the Act and other laws and rules pertaining to the Audit Committee and this Charter. The review shall include recommendations to the Board of any prospective changes to this Charter or to the scope of the Audit Committee’s activities deemed appropriate due to any changes in such requirements or the Company’s Business Plan, operations or personnel.

Company and Audit Committee Reporting

The management of the Company shall prepare, in consultation with the Internal Auditor, outside auditors and outside legal counsel, and each member of the Audit Committee shall review and approve, prior to the filing thereof, the Audit Committee Report contemplated by the rules adopted by the SEC (17 CFR 229.306) and the disclosure relating to the Audit Committee to be included in each proxy statement to be filed by the Company. To preserve the safe harbors afforded by the rules of the SEC for the benefit of the Company and the members of the Audit Committee, it shall be the policy of the Company not to treat and to not request the treatment of such reported Audit Committee information as soliciting material and to not incorporate any such information by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended. The Audit Committee shall report to the Board all actions taken by the Audit Committee in accordance with this Charter and shall, from time to time, make recommendations to the Board as contemplated by this Charter.

Continuing Review and Oversight of Company Risks and Exposures

The Audit Committee shall regularly review with the Chief Financial Officer, the Internal Auditor, outside auditors and outside legal counsel, the laws, rules and regulations, including in particular any amendments thereto, pertaining to the Company’s financial statements and to the Audit Committee and any significant risks or exposures to the Company as a result thereof. The Audit Committee shall regularly review with management of the Company all special risks and exposures of the Company which arise from its operations and implementation of its Business Plan. The Audit Committee shall review with management of the Company, the Internal Auditor (consistent with agreed upon procedures) and with the outside auditors all steps taken by the Company to minimize any such risks or exposures to the Company.

GUIDING PRINCIPLE NUMBER TWO: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE CHIEF FINANCIAL OFFICER.

The Audit Committee shall receive a report from the Chief Financial Officer on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. The Audit Committee shall regularly review with the Chief Financial Officer the internal controls of the Company and shall separately review them with the Chief Executive Officer of the Company as well as the Internal Auditor (consistent with agreed upon procedures) and the outside auditor.

The Chairman of the Audit Committee shall ensure that the Chief Financial Officer and/or the Internal Auditor meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a quarterly basis and on any occasion requested by the Chief Financial Officer, the Internal Auditor or any member of the Audit Committee. The Chief Financial Officer shall be charged with the responsibility to promptly report to the Audit Committee any matters which come to the Chief Financial Officer’s attention which could have a meaningful effect on the Company’s periodic or annual financial reports.

GUIDING PRINCIPLE NUMBER THREE: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE OUTSIDE AUDITORS.

Relationship with the Outside Auditors

     The Audit Committee shall review the performance of the outside auditors and have sole authority with respect to the engagement of the outside auditors to audit the financial statements of the Company and, if appropriate, the termination of that relationship. The Audit Committee shall also have sole authority with respect to determining the compensation to be paid to the outside auditors. The Audit Committee shall oversee the outside auditors’ relationship with the Company by discussing with the outside auditors the nature, scope and rigor of the audit process, receiving and reviewing audit reports and providing the auditors full access to the Committee (and the Board) to report on appropriate matters. The Audit Committee shall approve, in advance, all audit and allowable non-audit services to be provided to the Company by its outside auditors. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decision made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

At least annually, the Audit Committee will discuss with the outside auditors and separately with management of the Company the timing and process for implementing the rotation of the lead audit (or coordinating) partner, the concurring (or reviewing) audit partner, and any other active audit engagement team partner at the outside auditor, and consider whether there should be regular rotation of the audit firm itself.

Independence of Outside Auditors

The Audit Committee shall confirm at least annually and at any time upon a request therefor by the Chief Financial Officer or any member of the Audit Committee, the independence of the outside auditors and shall receive from the outside auditors a written statement delineating all relationships between the outside auditor and the Company, all services performed for the Company by the firm of outside auditors during the period covered by the statement and the fees associated therewith, and a representation to the Company to the effect that the outside auditors are independent accountants with respect to the Company within the meaning of relevant rules and regulations applicable to the Company. The Audit Committee shall review the written statement of the outside auditors with the Chief Financial Officer and shall consider such statement and other information in connection with the delivery by the Audit Committee of a report to the Board as to the independence of the outside auditors. The Audit Committee shall set clear hiring policies for employees or former employees of the outside auditors. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

Communication with the Outside Auditors

The Audit Committee shall receive a report from the outside auditors on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. The Chairman of the Audit Committee shall ensure that a representative of the outside auditors meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a regular basis and on any occasion requested by the outside auditors or by any member of the Audit Committee. The Audit Committee shall periodically, but at least annually, review with the outside auditors the quality and effectiveness of the Company’s internal controls and the adherence of the Chief Financial Officer and the Internal Auditor to the internal controls as well as any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditor.

The outside auditors shall be charged with the responsibility to promptly report to the Audit Committee and the Board any matters which come to the attention of the outside auditors which could have a meaningful effect on the Company’s periodic or annual financial reports. The outside auditors shall report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management including any management letter or schedule of unadjusted differences. The Audit Committee shall consult with the Chief Financial Officer and the outside auditors regarding the audit plan and the fees of the outside auditors for the annual audit.

Review of Audit Results by the Audit Committee

Upon completion of the annual audit by the outside auditors, the Audit Committee shall review with the Chief Financial Officer, the Internal Auditor (consistent with agreed upon procedures) and the outside auditors any significant findings and recommendations of the outside auditors, the audit results and all matters to be communicated to the Audit Committee under audit standards of the Public Accounting Oversight Board.

GUIDING PRINCIPLE NUMBER FOUR: CANDID DISCUSSIONS WITH MANAGEMENT AND OUTSIDE AUDITORS REGARDING ISSUES IMPLICATING JUDGMENT AND IMPACTING QUALITY.

The Audit Committee shall ensure that the Chief Financial Officer provides the Audit Committee with a summary of or information regarding any matters involving any significant changes to the financial statements and disclosure documents prior to the filing thereof, the emergence or elimination of high risk issues, any changes in accounting principles, financial reporting policies or accounting treatment for significant transactions and any significant variance between the Company budget and actual operations.

The Audit Committee shall discuss with the Chairman, the Chief Executive Officer, the Chief Financial Officer, the Internal Auditor (consistent with agreed upon procedures) and the outside auditors any significant matter provided to or brought to the attention of the Audit Committee. Management of the Company shall ensure that all significant matters affecting the Company’s financial reporting, internal controls and compliance are presented to the Audit Committee by the Chief Financial Officer. The Chairman of the Board, the Chief Executive Officer of the Company and the Chairman of the Compensation Committee shall communicate to the Chairman of the Audit Committee any significant issues relating to the Chief Financial Officer or the Internal Auditor or to the adherence to internal controls by the personnel of the Company at any time any such issue comes to their attention.

The Audit Committee has established, and shall periodically review, a whistleblower complaint procedures policy for the Company which establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters in connection with the Company and the confidential, anonymous submission by officers and employees of the Company of concerns regarding questionable accounting or auditing matters in connection with the Company.

The Audit Committee shall review with the outside auditor and the Internal Auditor (consistent with agreed upon procedures) any audit problems or difficulties encountered and management’s response thereto. The Audit Committee shall have responsibility for overseeing the resolution of any disagreements among management and the outside auditors.

The Audit Committee has the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, to carry out its duties.

GUIDING PRINCIPLE NUMBER FIVE: DILIGENT AND KNOWLEDGEABLE AUDIT COMMITTEE MEMBERSHIP.

The Audit Committee shall be comprised of independent members of the Board who meet all of the membership requirements of the Act, and the NYSE and SEC Audit Committee rules and regulations. Each member of the Audit Committee shall present to the Company appropriate information that evidences such member’s satisfaction of these requirements. The Audit Committee shall request the outside auditors and outside legal counsel to periodically provide to the members of the Audit Committee any information or educational materials believed to be helpful in carrying out the duties and responsibilities of a member of the Audit Committee. Management of the Company shall endeavor to inform the Audit Committee of all new matters that pertain to the responsibilities and role of members of the Audit Committee. The members of the Audit Committee shall review and evaluate, at least annually, the performance of the Committee and the individual members thereof and report the results of the evaluation to the Board.

APPENDIX B

CORRECTIONAL PROPERTIES TRUST
AMENDED AND RESTATED
2002 STOCK PLAN

SECTION 1. PURPOSE.

     The purpose of the Correctional Properties Trust Amended and Restated 2002 Stock Plan (the “Plan”), which completely amends and restates the Correctional Properties Trust 2002 Stock Option Plan, is to advance the interests of Correctional Properties Trust, a Maryland real estate investment trust, and its affiliates and subsidiaries, if any, by enabling the Company to attract and retain executive officers, other key employees, Non-Employee Trustees of and consultants to the Company and to provide incentives to such persons to maximize the Company’s Funds from Operations. The Company believes these purposes will be achieved under the Plan by offering such officers, employees, Non-Employee Trustees and consultants performance-based share incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

SECTION 2. DEFINITIONS.

     For purposes of the Plan, the following terms shall have the meanings set forth below:

     (a) “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

     (b) “Board” means the Board of Trustees of the Company.

     (c) “Book Value” means, as of any given date, on a per share basis (i) the shareholders’ equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding Common Shares as of such year-end date (as adjusted by the Committee for subsequent events).

     (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) “Committee” means the Committee referred to in Section 3 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

     (f) “Common Shares” means the common shares of beneficial interest, par value $.001 per share, of the Company.

     (g) “Company” means Correctional Properties Trust, a Maryland real estate investment trust, or any successor trust or corporation.

     (h) “Deferral Period” means the period described in Section 9(a) below.

     (i) “Deferred Shares” means an award made pursuant to Section 9 below of the right to receive Common Shares at the end of a specified Deferral Period.

     (j) “Disability” means a condition which the Committee determines, based upon medical evidence, is due to injury or sickness and restricts an individual from performing the material and substantive duties of his or her regular occupation to an extent that prevents the individual from engaging in such occupation or any such determination under any written employment agreement with such individual.

     (k) “Effective Date of Restatement” means the date on which the Plan, as amended and restated herein, has been approved by the Board and the Company’s shareholders.

     (l) “Fair Market Value” means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of the Common Shares on the New York Stock Exchange or, if no such sale of Common Shares is reported on the New York Stock Exchange on such date, the fair market value of the Common Shares as determined by the Committee in good faith.

     (m) “Funds from Operations” means, in accordance with the resolution adopted by the Board of Governors of NAREIT, net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.

     (n) “Immediate Family Member” means a person described in Section 6(b) (v) below.

     (o) “Incentive Option” means any Share Option intended to be and designated by the Committee as an “Incentive Stock Option” within the meaning of Code Section 422.

     (p) “Non-Employee Trustee” means a member of the Board who is not also an employee of the Company or any Subsidiary.

     (q) “Non-Qualified Option” means any Share Option that is not an Incentive Option.

     (r) “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

     (s) “Other Share-Based Award” means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Common Shares.

     (t) “Plan” means this Correctional Properties Trust Amended and Restated 2002 Stock Plan, as hereinafter amended from time to time.

     (u) “Restricted Shares” means an award of Common Shares that is subject to restrictions under Section 8 below.

     (v) “Restriction Period” means the period described in Section 8(c) below.

     (w) “Retirement” means Normal Retirement.

     (x) “Share Appreciation Right” means the right pursuant to an award granted under Section 7 below to receive upon exercise an amount equal to the excess of the Fair Market Value of one Common Share over the price per share specified in the award agreement multiplied by the number of Common Shares in respect of which a Share Appreciation Right has been exercised.

     (y) “Share Option” or “Option” means any option to purchase Common Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) granted pursuant to Section 6 below.

     (z) “Subsidiary” means any corporation (or other entity) in an unbroken chain of corporations and other entities beginning with the Company if each of the corporations and other entities (other than the last corporation or other entity in the unbroken chain) owns equity interests possessing more than 50% of the total combined voting power of all classes of equity interests in one of the other corporations or entities in the chain.

          (aa) “Units” means units of limited partnership interest in CPT Operating Partnership, L.P., a Delaware limited partnership.

          In addition, the terms “Change in Control,” “Potential Change in Control” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) below.

SECTION 3. ADMINISTRATION.

          The Plan shall be administered by the Compensation Committee (the “Committee”), consisting of two or more independent outside directors (each of whom qualifies as an “outside director” under Code Section 162(m), and as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option or other award granted or option or other award agreement entered into hereunder.

          The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, employees, Non-Employee Trustees and consultants eligible under Section 5: (i) Share Options, (ii) Share Appreciation Rights, (iii) Restricted Shares, (iv) Deferred Shares, and/or (v) Other Share-Based Awards.

          In particular, the Committee shall have the authority:

     (i) to select the officers, employees, Non-Employee Trustees and consultants of the Company and its Subsidiaries and Affiliates to whom Share Options, Share Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Share-Based Awards may from time to time be granted hereunder,

     (ii) to determine whether and to what extent Share Options, Share Appreciation Rights. Restricted Shares, Deferred Shares and/or Other Share-Based Awards, or any combination thereof, are to be granted hereunder to one or, more officers, employees, Non-Employee Trustees and consultants of the Company and its Subsidiaries and Affiliates,

     (iii) to determine the number of Common Shares to be covered by each such award granted hereunder,

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price, vesting schedule and any other restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Share Option or other award and/or the Common Shares relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion),

     (v) to determine whether and under what circumstances a Share Option or a Share Appreciation Right may be settled in cash, Restricted Shares and/or Deferred Shares,

     (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis,

     (vii) to accelerate the exercisability or vesting of all or any portion of an award in connection with a Change in Control (as defined in Section 11(b)), Potential Change in Control (as defined in Section 11(c)), Retirement, death or Disability of a participant,

     (viii) to determine whether, to what extent and under what circumstances Common Shares and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period), and

     (ix) to determine that an award to be granted under the Plan should qualify as “performance-based compensation” for purposes of Code Section 162(m). If and to the extent that the Committee determines that an award to be granted under the Plan should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such award shall be contingent upon achievement of pre-established performance goals and other terms, as follows:

          (A) The performance goals for such awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 3. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such awards. Performance goals may differ for awards granted to any one participant or to different participants.

          (B) One or more of the following business criteria for the Company, on a consolidated basis, and/or specified business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such performance awards: (1) earnings per share; (2) net income; (3) funds from operations (FFO); (4) adjusted funds from operations (AFFO); (5) expense containment or savings; (6) return on equity (7) total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or the NAREIT Equity REIT Index; (8) return on invested capital or assets owned; (9) property acquisitions or capital deployed; (10) share price; (11) distributions to shareholders; (12) dividend yield; (13) management of interest rate risk; (14) asset value preservation; and (15) lease renewals.

          (C) Achievement of performance goals in respect of such awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

          The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 4. COMMON SHARES SUBJECT TO PLAN.

          The total number of Common Shares reserved and available for distribution under the Plan shall be 200,000 shares (which includes Common Shares reserved for awards outstanding as of the effective date of restatement). Such Common Shares may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares reacquired by the Company. The maximum number of Common Shares with respect to which share-based awards may be granted during any calendar year to any one individual shall not exceed 50,000 shares and the maximum number of Common Shares with respect to which Incentive Options may be granted shall not exceed 200,000 shares.

          Subject to Section 6 below, if any Common Shares that have been optioned cease to be subject to a Share Option, or if any such Common Shares that are subject to any Share Appreciation Right, Restricted Shares or Deferred Shares award or Other Share-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Common Shares, or if Common Shares are held back upon exercise of a Share Option or a Share Appreciation Right or settlement of an award to cover tax withholding such Common Shares shall again be available for future awards under the Plan. If a share-settled Share Appreciation Right is exercised, only the number of Common Shares actually issued will be counted for purposes of determining the maximum number of Common Shares that remain available for future awards under the Plan. For purposes of determining the Share reserve and for purposes of the individual limit herein, one Unit shall be deemed to be equivalent to one Common Share.

          In the event of any merger, reorganization, consolidation, recapitalization, Common Share dividend, Common Share split or other change in corporate structure affecting the Common Shares, an adjustment shall be made in the aggregate number of Common Shares reserved for issuance under the Plan, any individual limit herein, in the number and option price of Common Shares subject to outstanding Options granted under the Plan, in the number and purchase price of Common Shares subject to outstanding Share Appreciation Rights under the Plan, and in the number of Common Shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Common Shares subject to any award shall always be a whole number.

SECTION 5. ELIGIBILITY.

          All officers, employees, Non-Employee Trustees and consultants of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 6. SHARE OPTIONS.

          (a) Grant and Exercise. Share options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Share Option granted under the Plan shall be in such form as the Committee may from time to time approve. Share Options granted under the Plan may be of two types: (i) Incentive Options and (ii) Non-Qualified Options. The Committee shall have the authority to grant to any optionee Incentive Options, Non-Qualified Options, or both types of Share Options (in each case with or without Share Appreciation Rights); provided, however, that Incentive Options may be granted only to employees.

          (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (i) Option Price. The option price per Common Share purchasable under a Share Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Shares at the time of grant.

     (ii) Option Term. The term of each Share Option shall be fixed by the Committee, but no Share Option shall be exercisable more than ten years after the date the Option is granted.

     (iii) Exercisability. Share Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided that except in connection with a Change in Control, a Potential Change in Control, Retirement, death or Disability, Share Options granted to employees shall not become exercisable for at least one year after the grant date.

     (iv) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 6(b)(iii), Share Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made through the delivery (or attestation to the ownership of) unrestricted Common

Shares already owned by the optionee (based on the Fair Market Value of the Share Option or the Common Shares on the date the option is exercised, as determined by the Committee). As determined by the Committee, in its sole discretion, at or after grant, payment in whole or in part may also be made by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

               No Common Shares shall be issued until full payment therefor has been made. In the event an optionee chooses to pay the exercise price by previously-owned Common Shares through the attestation method, the number of Common Shares transferred to the optionee upon exercise of the Share Option shall be net of the number of Common Shares attested to. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to Common Shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

     (v) Transferability of Options. Incentive Options shall be transferable by the optionee only by will or by the laws of descent and shall be exercisable, during the optionee’s lifetime, only by the optionee. Non-Qualified Options shall be transferable by the optionee by will or by the laws of descent or, with the consent of the Committee, to (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of optionee and such Immediate Family Members, (iii) a partnership in which optionee and such Immediate Family Members are the only partners, or (iv) one or more entities in which the optionee has a 10% or greater equity interest, provided that subsequent transfers of transferred Non-Qualified Options shall be prohibited except those in accordance with this subparagraph (v). Following transfer, any such Non-Qualified Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the option agreement executed pursuant hereto, the term “optionee” shall be deemed to refer to the transferee.

     (vi) Termination by Death. Subject to Section 6(b)(x), if an optionee’s employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of death, all Share Options held by such optionee shall vest immediately and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of two years (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter.

     (vii) Termination by Reason of Retirement. Subject to Section 6(b)(x), if an optionee’s employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of Retirement, any Share Option held by such optionee shall vest immediately and may thereafter be exercised by the optionee, from the date of such termination until the expiration of the stated term of such Share Option. In the event of termination of employment by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, the option will thereafter be treated as a Non-Qualified Option.

     (viii) Termination for Cause. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by, or service with, the Company or any Subsidiary or Affiliate terminates for cause, all Share Options held by the optionee shall thereupon terminate. For purposes of this paragraph, “cause” shall mean the following:

     (a) Embezzlement, fraud or criminal misconduct,

     (b) Gross negligence, or the willful failure to perform the duties or responsibilities with respect to his position with the Company or any Subsidiary or Affiliate,

     (c) Willful or continuing disregard for the safety or soundness of the Company or any Subsidiary or Affiliate,

     (d) Willful or continuing violation of the published rules of the Company or any Subsidiary or Affiliate,

     (e) A request from a state or federal governmental agency having regulatory authority over the Company or any Subsidiary or Affiliate that the services of the optionee be terminated, or

     (f) Termination for cause under a written employment agreement between the Company, any Subsidiary or Affiliate and the optionee.

     (ix) Termination by Other than Death, Retirement or Cause. Subject to Section 6(b)(x), if an optionee’s employment by, or service with, the Company and any Subsidiary or Affiliate terminates other than by death, Retirement or cause, any vested Share Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination (or as may be determined in accordance with procedures established by the Committee), for a period of two years from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is the shorter. In the event of such termination of employment, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Share Option will thereafter be treated as a Non-Qualified Option.

     (x) Incentive Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Code Section 422, or, without the consent of the optionee(s) affected, to disqualify any Incentive Option under such Section 422.

          If an Incentive Option granted under this Plan is first exercisable in any calendar year to obtain Common Shares having a fair market value (determined at the time of grant) in excess of $100,000, the option is treated as an Incentive Option for Common Shares having a fair market value (determined at the time of grant) equal to $100,000 and as a Non-Qualified Option for the remaining Common Shares. In making this determination, the rules specified in Code Section 422(d) shall be determinative, including the aggregation of all Incentive Options which are first exercisable in that calendar year under any plan of the Company.

     (xi) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Shares or Restricted Shares an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

     (xii) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Shares, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Shares determined without regard to the forfeiture restrictions involved.

SECTION 7. SHARE APPRECIATION RIGHTS.

          (a) Grant and Exercise. Share Appreciation Rights may be granted either alone, in addition to or in conjunction with other awards granted under the Plan. A Share Appreciation Right may be exercised by a right holder, subject to Section 7(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the right holder shall be entitled to receive an amount determined in the manner prescribed in Section 7(b).

          (b) Terms and Conditions. Share Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

     (i) Exercisability. Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided that except in connection with a Change in Control, a Potential Change in Control, Retirement, death or Disability, Share Appreciation Rights granted to employees shall not become exercisable for at least one year after the grant date.

     (ii) Exercise Price. The exercise price per Common Share purchasable under a Share Appreciation Right shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value of the Common Shares at the time of grant.

     (iii) Method of Exercise. Upon the exercise of a Share Appreciation Right, a right holder shall be entitled to receive an amount in Common Shares equal in value to the excess of the Fair Market Value of one Common Share over the price per share specified in the award agreement multiplied by the number of Common Shares in respect of which the Share Appreciation Right shall have been exercised. The number of Common Shares to be paid shall be calculated on the basis of the Fair Market Value of the Common Shares on the date of exercise.

     (iv) Non-transferability of Share Appreciation Rights. Share Appreciation Rights shall not be transferable by the right holder.

     (v) Termination by Death. Except as otherwise provided in the award agreement, if a right holder’s employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of death, all Share Appreciation Rights held by such right holder shall vest immediately and may thereafter be exercised by the legal representative of the estate or by the legatee of the right holder under the will of the right holder, for a period of two years (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter.

     (vi) Termination by Reason of Retirement. Except as otherwise provided in the award agreement, if a right holder’s employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of Retirement, any Share Appreciation Right held by such right holder shall vest immediately and may thereafter be exercised by the right holder, from the date of such termination until the expiration of the stated term of such Share Appreciation Right.

     (vii) Termination for Cause. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if the right holder’s employment by the Company or any Subsidiary or Affiliate is terminated for cause, all Share Appreciation Rights held by the right holder shall thereupon terminate. For purposes of this paragraph “cause” shall mean the following:

     (a) Embezzlement, fraud or criminal misconduct,

     (b) Gross negligence,

     (c) Willful or continuing disregard for the safety or soundness of the Company or any Subsidiary or Affiliate,

     (d) Willful or continuing violation of the published rules of the Company or any Subsidiary or Affiliate,

     (e) A request. from a state or federal governmental agency having regulatory authority over the Company or any Subsidiary or Affiliate that the services of the right holder be terminated, or

     (f) Termination for cause under a written employment agreement between the Company, any Subsidiary or Affiliate and the optionee.

     (viii) Termination by Other than Death, Retirement or Cause. Except as otherwise provided in the award agreement, if a right holder’s employment by the Company and any Subsidiary or Affiliate terminates other than by death, Retirement or cause, any vested Share Appreciation Right held by such right holder may thereafter be exercised by the right holder, to the extent it was exercisable at the time of termination, for a period of two years from the date of such termination or until the expiration of the stated term of such Share Appreciation Right, whichever period is shorter.

     (ix) Limited Share Appreciation Rights. In its sole discretion, the Committee may grant “Limited” Share Appreciation Rights under this Section 7 (i.e., Share Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control), subject to such terms and conditions as the Committee may specify at grant. Such Limited Share Appreciation Rights shall be settled solely in cash.

     (x) Settlement Provisions. The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Share Appreciation Right or Limited Share Appreciation Right shall be based on the Change in Control Price (as defined in Section 11(d)), subject to such terms and conditions as the Committee may specify at grant.

SECTION 8. RESTRICTED SHARES AND UNRESTRICTED SHARES.

          (a) Administration. Restricted Shares may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Shares will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares (subject to Section 8(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Shares awards need not be the same with respect to each recipient.

          (b) Awards and Certificates. The prospective recipient of a Restricted Shares award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

     (i) The purchase price for Restricted Shares may be greater than, equal to, or less than their par value, and may be zero.

     (ii) Awards of Restricted Shares must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Shares Award Agreement and paying whatever price (if any) is required under Section 8(b) (i).

     (iii) Each participant receiving a Restricted Shares award shall be issued a share certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     (iv) The Committee shall require that the share certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares award, the participant shall have delivered a share power, endorsed in blank, relating to the Common Shares covered by such award.

          (c) Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

     (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments. Except in connection with a Change in Control, a Potential Change in Control, Retirement, death or Disability, in the event Restricted Shares granted to employees are subject to the attainment of specified performance goals, the restriction period with respect to such Restricted Shares shall not be less than one year, and in the event Restricted Shares granted to employees shall have a time-based restriction, the total restricted period with respect to such Shares shall not be less than three years.

     (ii) Except as provided in this paragraph (ii) and in paragraph (i) above, the participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 15(e), in additional Restricted Shares to the extent shares are available under Section 4, or otherwise reinvested. Pursuant to Section 4 above, share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

     (iii) Subject to the applicable provisions of the award agreement and this Section 8, upon termination of a participant’s employment by, or service with, the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction shall vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares, certificates for an appropriate number of unrestricted shares shall be promptly delivered to the participant.

          (d) Unrestricted Shares. The Committee may grant each Non-Employee Trustee up to 2,500 Common Shares each year that are not subject to any risk of forfeiture, at such times as may be determined by the Committee.

SECTION 9. DEFERRED SHARES.

          (a) Administration. Deferred Shares may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Common Shares shall be awarded, the number of Deferred Shares to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Common Shares will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 9(b).

          The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Shares awards need not be the same with respect to each recipient. Except in connection with a Change in Control, a Potential Change in Control, Retirement, death or Disability, in the event Deferred Shares granted to employees are subject to the attainment of specified performance goals, the restriction period with respect to such Deferred Shares shall not be less than one year, and in the event Deferred Shares granted to employees shall have a time-based restriction, the total restricted period with respect to such Shares shall not be less than three years.

          (b) Terms and Conditions. The shares of Deferred Shares awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

     (i) Deferred Shares awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 9(b)(v), where applicable), share certificates shall be delivered to the participant or his legal representative, in a number equal to the shares covered by the Deferred Shares award.

     (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Shares award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Shares, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

     (iii) Subject to the provisions of the award agreement and this Section 9, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Shares in question shall vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Shares award.

     (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”). Such election shall be made in the taxable year prior to the taxable year in which the award is granted or such later time as may be permitted by the provisions of Code Section 409A and any regulations or guidance promulgated thereunder.

     (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Shares agreement executed by the Company and the participant.

SECTION 10. OTHER SHARE-BASED AWARDS.

          (a) Administration. Other awards of Common Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares (“Other Share-Based Awards”), including, without limitation, (i) Units, (ii) convertible preferred shares, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including Units) of the Company or its Affiliate, (iii) membership interests in an Affiliate, (iv) awards or options valued by reference to Book Value or Subsidiary performance and (v) any class of profits interest or limited liability company membership interest created or issued pursuant to the terms of a partnership agreement, limited liability company operating agreement or otherwise by an Affiliate that has elected to be treated as a partnership for federal income tax purposes and qualifies as a “profits interest” within the meaning of Revenue Procedure 93-27 with respect to a participant who is rendering services to the issuing Affiliate. Other

Share-Based Awards may be granted either alone or in addition to or in tandem with Share Options, Share Appreciation Rights, Restricted Shares or Deferred Shares granted under the Plan and/or cash awards made outside of the Plan.

          Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of Common Shares to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Shares upon the completion of a specified performance period. The provisions of Other Share-Based Awards need not be the same with respect to each recipient.

          (b) Terms and Conditions. Other Share-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

     (i) Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, Common Shares subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Common Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Common Shares or otherwise reinvested.

     (iii) Any award under this Section 10 and any Common Shares covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion. Except in connection with a Change in Control, a Potential Change in Control, Retirement, death or Disability, in the event Other Share-Based Awards granted to employees are subject to the attainment of specified performance goals, the restriction period with respect to such awards shall not be less than one year, and in the event Other Share-Based Awards granted to employees shall have a time-based restriction, the total restricted period with respect to such awards shall not be less than three years.

     (iv) Each award under this Section 10 shall be confirmed by, and subject to the terms of an agreement or other instrument by the Company and by the participant.

     (v) Common Shares (including securities convertible into Common Shares) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

SECTION 11. CHANGE IN CONTROL PROVISIONS.

          (a) Impact of Event. To the extent provided for in the award agreement evidencing an award, in the event of:

     (1) a “Change in Control” as defined in Section 11(b), or

     (2) a “Potential Change in Control” as defined in section 11(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions may apply:

     (i) Any Share Appreciation Rights (including, without limitation, any Limited Share Appreciation Rights) and any Share Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

     (ii) The restrictions and deferral limitations applicable to any Restricted Shares, Deferred Shares and Other Share-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

     (iii) The value of all outstanding Share Options, Share Appreciation Rights, Restricted Shares, Deferred Shares and Other Share-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the “Change in Control Price” as defined in Section 11(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

          (b) Definition of “Change in Control.” For purposes of Section 11(a), a “Change in Control” means the happening of any of the following:

     (i) any person or entity, including a “group” as defined in Section 13(d) (3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of trustees of the Company (other, than as a result of an issuance of securities initiated by the Company in the ordinary course of business), or

     (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination’ of the foregoing transactions less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the trustees of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of trustees of the Company immediately prior to such transaction, or

     (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each trustee of the Company first elected during such’ period was approved by a vote of at least two-thirds of the trustees of the Company then still in office who were trustees of the Company at the beginning of any such period.

          (c) Definition of “Potential Change in Control.” For purposes of Section 11(a), a “Potential Change in Control’ means the happening of any one of the following:

     (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b), or

     (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 10% or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

          (d) Definition of “Change in Control Price.” For purposes of this Section 11, “Change in Control Price” means the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered in any bona tide transaction related to a potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Options and Share Appreciation Rights relating to Incentive Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Share Appreciation Rights (or Limited Share Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 11(a) (2) (iii).

SECTION 12. OWNERSHIP LIMITATION.

          All awards hereunder shall be subject to the ownership limitations set forth in the Declaration of Trust of the Company as such may be amended from time to time. Without limiting the generality of the foregoing, any award which causes a recipient, or any constructive or beneficial owner of Shares (as determined under Code Sections 318 and 544, respectively), to own or be deemed to own shares in excess of such ownership limitations shall be void.

SECTION 13. AMENDMENTS AND TERMINATION.

          The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Share Option, Share Appreciation Right (or Limited Share Appreciation Right), Restricted or Deferred Shares award, Share Purchase Right or Other Share-Based Award theretofore granted, without the optionee’s or participant’s consent. Furthermore, with the approval of the Company’s shareholders, the Board may: (a) increase the total number of shares reserved for issuance under the Plan (other than as an adjustment provided for under Section 4 hereof, which shall not require shareholder approval), (b) expand the types of awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (c) materially change the method of determining Fair Market Value. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

          The Committee may amend the terms of any Share Option or other award theretofore granted, prospectively or retroactively, in a manner consistent with the provisions of the Plan, but, subject to Section 4 above, no such amendment shall impair the rights of any holder without the holder’s consent. Except as provided in Section 4 above, without the prior approval of the shareholders, the Committee may not reduce the option exercise prices of previously granted Share Options or substitute new Share Options or other Awards for previously granted Share Options (on a one for one or other basis), including previously granted Share Options having higher option exercise prices.

          Additionally, in the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Common Shares are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding award or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each award shall be cashed out pursuant to Section 11(a)(2)(iii) and shall terminate upon the consummation of the sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 13 a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any awards that are then exercisable (including any awards that may become exercisable upon the closing date of such transaction). A participant may condition his exercise of any award upon the consummation of the transaction.

SECTION 14. UNFUNDED STATUS OF PLAN.

          The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to an payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Shares or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 15. GENERAL PROVISIONS.

          (a) The Committee may require each person purchasing shares pursuant to a Share Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for Common Shares or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees or the services of any of its service providers at any time.

          (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Shares, including Common Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

          (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Shares (or in Deferred Shares or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient Shares are available under Section 4 for such reinvestment (taking into account then outstanding Share Options, Share Purchase Rights and other Plan awards).

          (f) Any requirement with respect to delivery of stock certificates in this Plan may be satisfied by electronic book entries through the transfer agent of the Company.

          (g) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

SECTION 16. EFFECTIVE DATE OF PLAN.

          The Plan was initially effective April 18, 2002, the date the Plan was initially approved by the Board and the Company’s shareholders. The Plan, as amended and restated herein, shall be effective as of the date of approval by the Company’s shareholders.

SECTION 17. TERM OF PLAN.

          No Share Option, Share Appreciation Right, Restricted Shares award, Common Shares, Deferred Shares award or Other Share-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the initial effective date as set forth in Section 16 above, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 18. RESTRICTIONS ON TRANSFER.

          Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission) granted under the Plan shall not be transferable except (a) by will or the laws of descent and distribution, or (b) as provided in Sections 6(b) and 7(b) of the Plan.

SECTION 19. ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER CODE SECTION 409A.

          In the event any Option or Share Appreciation Right under this Plan is granted with an exercise price less than Fair Market Value of the Common Shares subject to the grant or award on the Grant Date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price), or any other award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

          (a) Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

     (i) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

     (ii) Separation from Service. Separation from service (within the meaning of Code Section 409A) by the 409A Award recipient; provided however, if the 409A Award recipient is a “key employee” (as defined in Code Section 416(i) without regard to paragraph (5) thereof), exercise or distribution under this Section 19(a)(ii) may not be made before the date which is six months after the date of separation from service.

     (iii) Death. The date of death of the 409A Award recipient.

     (iv) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 19(c)(ii) hereof).

     (v) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 19(c)(iii) hereof), but only if the net value (after payment of the exercise price, if any) of the number of Common Shares that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

     (vi) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 19(c)(i) hereof), including the Committee’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

          (b) No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 19 hereof, except in the case of one of the following events:

     (i) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Code Section 414(p)(1)(B)).

     (ii) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Code Section 1043(b)(2)).

     (iii) Change in Control Event. The Committee may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

          (c) Definitions. Solely for purposes of this Section 19 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

     (i) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14 or any subsequent guidance).

     (ii) “Disabled” means a participant (A) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (B) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

     (iii) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the participant, the participant’s spouse, or a dependent (as defined in Code Section 152(a)) of the participant, loss of the participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.

SECTION 20. TAX WITHHOLDING

          (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an award or of any Common Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

          (b) Payment in Common Shares. Subject to approval by the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Common Shares to be issued pursuant to any award a number of Common Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Common Shares owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☒

     The Board of Trustees recommends a vote FOR each of the Nominees for Class I trustee and FOR Proposals 2 and 3.

1. ELECTION OF CLASS I TRUSTEES:

Nominees:

1. Robert R. Veach, Jr.
2. Richard R. Wackenhut
3. Kevin J. Foley

VOTE FOR all nominees listed (except as marked to the contrary).	VOTE WITHHELD as to all nominees.
☐	☐

	For	Against	Abstain
2. To approve Correctional Properties Trust’s Amended and Restated 2002 Stock Plan (formerly the 2002 Stock Option Plan).	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Correctional Properties Trust for the fiscal year 2005.	☐	☐	☐
4. To vote and otherwise represent the undersigned upon such other business as may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above.

Signature(s)	Signature if held jointly	Dated:	, 2005

Please date and sign exactly as name appears above. Joint owners should each sign. Attorneys-in-fact, Executors, Administrators, Trustees, Guardians, or corporate officers should give full title. Please sign and return this Proxy in the accompanying addressed envelope.

▲ FOLD AND DETACH HERE ▲

FORM OF PROXY

CORRECTIONAL PROPERTIES TRUST
PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned shareholder(s) of Correctional Properties Trust, a Maryland real estate investment trust (the “Trust”), hereby revoking any proxy heretofore given, does hereby appoint Charles R. Jones and David J. Obernesser, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all common shares of the Trust that the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of the Trust to be held at Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, at 11:30 a.m. local time on April 28, 2005, and any adjournment or postponement thereof, with all powers possessed by the undersigned if personally present at the meeting on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters properly coming before said meeting. The undersigned hereby acknowledges receipt of the Notice of the 2005 Annual Meeting of Shareholders and the accompanying Proxy Statement, together with the 2004 Annual Shareholders’ Report.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR CLASS I TRUSTEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF TO THE EXTENT PERMITTED BY APPLICABLE LAW.

(Continued, and to be marked, dated and signed, on other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

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